UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	4/30/04

SSL-DOCS2 70134233v1

FORM N-CSR

Item 1.	Reports to Stockholders.

The Mellon Funds

Mellon Large Cap Stock Fund
Mellon Income Stock Fund
Mellon Mid Cap Stock Fund
Mellon Small Cap Stock Fund
Mellon International Fund
Mellon Emerging Markets Fund
Mellon Balanced Fund

SEMIANNUAL REPORT February 29, 2004

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Large Cap Stock Fund	3
Mellon Income Stock Fund	5
Mellon Mid Cap Stock Fund	7
Mellon Small Cap Stock Fund	9
Mellon International Fund	11
Mellon Emerging Markets Fund	13
Mellon Balanced Fund	15
Statements of Investments	17
Statements of Assets and Liabilities	39
Statements of Operations	41
Statements of Changes in Net Assets	43
Financial Highlights	48
Notes to Financial Statements	63

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for The Mellon Funds covers the period from September 1, 2003, through February 29, 2004. On the following pages, you’ll find important information on each fund’s management during this period as well as discussions with each fund manager.

The stock market rally that began during the spring of 2003 remained in place through the end of the reporting period. With the U.S. and global economies on firmer footing, corporate spending and investment began to improve after several years of cost-cutting. Earnings reports generally contained more positive surprises than negative ones. Fixed-income yields have been volatile but are likely to remain at very low levels in the immediate future.

While we believe that the prospects for financial assets remain generally positive over the long term, investors should be prepared to weather day-to-day volatility in the broad markets. As always, we encourage you to talk with your portfolio manager regularly should you have any questions about your investments in The Mellon Funds, or any other matter relating to your relationship with Mellon.

Thank you for your continued confidence in Mellon.

Sincerely,

Lawrence P. Keblusek President The Mellon Funds March 15, 2004

>

DISCUSSION OF FUND PERFORMANCE

Mellon Private Wealth Management Group’s Equity Management Team, Portfolio Manager

How did Mellon Large Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund’s Class M shares produced a total return of 13.35% while its Investor shares produced a total return of 13.09%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 14.59% for the same period.2 In addition, the average total return of all funds in the Lipper Large Cap Core category was 12.49% for the reporting period.3

We attribute the fund’s performance to broadly-based market strength, driven by greater U.S. economic growth and improving business fundamentals.While all market sectors posted gains, the market’s highest returns were concentrated among smaller, relatively volatile stocks, many with little or no earnings and weak underlying fundamentals.The fund rose more modestly than its benchmark because our disciplined investment approach generally steers us away from such investments. However, the fund outperformed its Lipper category average due to successful stock selections in the energy, financials and producer goods sectors.

What is the fund’s investment approach?

The fund seeks investment returns consisting of capital appreciation and income that are consistently superior to those of the S&P 500 Index.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher-ranked securities. The portfolio managers then decide which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks by diversifying across companies and industries.The fund is structured so that its sector weightings and risk characteristics are similar to those of the S&P 500 Index.

What other factors influenced the fund’s performance?

Tight oil and gas supplies and rising industrial demand for energy in the recovering global economy drove commodity prices substantially higher during the reporting period. As a result, energy stocks fared particularly well. The energy sector generated stronger gains for the fund than for the benchmark due to good individual stock selections. Refinery consolidator Valero Energy was positioned to benefit from the imbalance between supply and demand. Other holdings, such as diversified producer Occidental Petroleum and oil service giant Halliburton, gained additional ground on the strength of management improvements and other company-specific developments.

Industrial demand for other commodities stimulated stock prices in the producer goods area.As in the

The Funds      3

DISCUSSION OF FUND PERFORMANCE (continued)

energy group, the fund enhanced returns in the producer goods sector with strong individual stock selections, including industrial conglomerate Tyco International and metal mining companies Phelps Dodge and Freeport McMoran Copper & Gold.The fund outperformed the benchmark in the financial services area, where greater activity in the capital markets boosted brokerage holdings such as Lehman Brothers Holdings, while historically low interest rates favored the fund’s investments in mortgage lender Countrywide Financial. Strong performers in other sectors included The Walt Disney Co., which benefited from rising earnings.

While every industry group contributed positively to the fund’s returns, some of the fund’s sectors trailed their respective performances in the benchmark. For example, in the telecommunications sector, the fund’s returns were hindered by its lack of exposure to AT&T Wireless, which climbed on the strength of an acquisition offer by Cingular Wireless. In light of ongoing injury claims by smokers, the fund tended to avoid investments in most tobacco companies. However, tobacco stocks rose as concerns over the costs of litigation diminished. Finally, in the technology sector, large, well-established companies such as Dell and Microsoft rose only modestly during a time in which the market typically favored riskier, more volatile issues. Nonetheless, several of the fund’s technology holdings, such as software developer Symantec and semiconductor maker Texas Instruments, produced strong returns during the reporting period.

What is the fund’s current strategy?

We have been encouraged by steadily rising levels of economic growth, which we believe could continue to drive corporate earnings higher. In addition, during the last two months of the reporting period, we began to see greater market support for the kinds of high-quality companies in which the fund invests. In this environment, we have continued to maintain the fund’s sector-neutral focus, employing our “bottom-up” stock selection process to identify companies that we believe are poised to benefit from rising capital spending and the continuing impact of tight energy supplies.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

DISCUSSION OF FUND PERFORMANCE

D. Gary Richardson, Portfolio Manager

How did Mellon Income Stock Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund’s Class M shares produced a total return of 15.73%, and its Investor shares produced a total return of 15.56%.1 In comparison, the Russell 1000 Value Index, the fund’s benchmark, provided a total return of 17.53%, and the average total return of all funds reported in the Lipper Equity Income Funds category was 15.17% for the same period.2,3

We attribute the fund’s performance to a broad-based stock market rally, which was fueled by stronger than expected U.S. economic growth and improving corporate earnings and revenues. While these conditions boosted stock prices in all of the benchmark’s market sectors, the greatest gains were concentrated among relatively speculative issues producing little or no dividend income.The fund’s returns were more modest than the benchmark’s because it emphasizes dividend-yielding stocks. Nevertheless, strong individual stock selections in the services, energy, financials and producer goods sectors enabled the fund to outperform its Lipper category average.

What is the fund’s investment approach?

The fund seeks to exceed the total return performance of the Russell 1000 Value Index over time.To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to invest primarily in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund seeks to invest primarily in dividend-paying stocks, it generally emphasizes stocks with value characteristics, although it may also purchase growth stocks.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher-ranked securities. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage the risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry sectors.

What other factors influenced the fund’s performance?

The U.S. economic recovery and stock market rally that began in early 2003 persisted throughout the reporting period, and the fund continued to benefit from our bottom-up stock selection process and broadly diversified approach to investing. The fund’s top performers included a number of companies in the services sector, including publisher McGraw-Hill Cos., tax preparation service provider H&R Block and entertainment company The Walt Disney Co. All rose on the strength of better than expected earnings

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

results, and Disney’s stock price further benefited from a takeover offer from Comcast.

In the energy sector, rising industrial demand and constraints on refinery capacity generated strongly positive returns for well-managed, integrated energy providers with significant refinery operations such as Sunoco, ConocoPhillips and ChevronTexaco.

In the financial services area, the fund focused on investment services providers benefiting from increased levels of capital markets activity such as Lehman Brothers Holdings, Bear Sterns Cos. and Friedman Billings Ramsey Group. Other strong-performing financial holdings included several high-yielding real estate investment trusts (REITs), and FleetBoston Financial, a Northeast bank that received a takeover bid from another fund holding, Bank of America, during the reporting period. Finally, in the producer goods area, rising demand boosted chemical producers Monsanto Company and Ashland Inc., as well as auto parts producers such as Johnson Controls and Dana Automotive.

On the other hand, the fund’s performance was held back by relatively weak returns in the tobacco and technology industries. The fund generally avoided tobacco stocks in light of ongoing litigation concerns, but tobacco stocks gained significant ground from the relatively depressed levels at which they began the reporting period. In technology, lower-priced stocks with weaker fundamentals tended to perform better than the higher-quality, dividend-paying technology stocks on which the fund focused. Individual stocks in other areas also held back the fund’s performance, including pharmaceutical company Wyeth, which was hurt by litigation and prod-

uct disappointments; Eastman Kodak, which underwent a major reorganization to emphasize digital photography; and Bank of America.

What is the fund’s current strategy?

We are pleased by steadily rising levels of economic growth, and we recently have seen increasing market support for the kinds of higher-quality companies on which the fund focuses. While our underlying investment strategy remains unchanged, we currently are finding what we believe to be attractive investment opportunities among stocks with significant exposure to rising corporate capital spending and rising industrial demand for energy and commodities.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

DISCUSSION OF FUND PERFORMANCE

Anthony J. Galise, Portfolio Manager

How did Mellon Mid Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund produced total returns of 16.14% for its Class M shares, 16.01% for its Investor shares and 15.69% for its Dreyfus Premier shares.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 16.60% for the same period.2

We attribute the fund’s performance to an economic recovery that created better business conditions for many midsize companies. The fund’s returns lagged the benchmark, primarily because the market’s strongest performers continued to be concentrated among smaller, lower-quality companies that did not meet our investment criteria. However, as the reporting period came to a close, we began to detect a possible shift in market leadership toward higher-quality stocks, and the fund’s margin of underperformance narrowed.

What is the fund’s investment approach?

The fund seeks investment returns consisting of capital appreciation and income that are consistently superior to those of the S&P 400 Index.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of midcap domestic companies, whose market capitalizations generally range between $1 billion and $8 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities, drawing on a variety of sources, including Wall Street research and company management. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index. For example, if the S&P 400 Index has a 10% weighting in a particular industry sector, about 10% of the fund’s assets will also normally be invested in that sector.

What other factors influenced the fund’s performance?

Midcap stocks generally produced higher returns than their large-cap counterparts during the reporting period, as historically low interest rates, the 2003 federal income tax cuts and rising corporate spending supported a rally among smaller stocks. However, the stocks that performed best continued to be relatively speculative, lower-quality companies that had been hurt more severely during the previous bear market. The fund did not participate fully in the market’s rally because the fund’s bottom-up stock selection process favors healthier companies with good growth prospects.

However, the fund offset a substantial portion of its underperformance with strong stock selections in the energy, producer goods and interest-sensitive market sectors. In the energy sector, oil and gas driller Petroleum Development Corporation and refiners Tesoro Petroleum,Valero Energy and Ashland Oil benefited from tight supplies and rising global demand for energy. Producers of the raw materials used in manufacturing saw greater demand and higher commodity prices, supporting the stocks of fund holdings such as scrap metal recycler Schnitzer Steel Industries and mining companies Freeport-McMoRan Copper & Gold and Inco Ltd. The fund’s recent preference for

The Funds      7

DISCUSSION OF FUND PERFORMANCE (continued)

investment firms over banks drove its returns in the financials sector, where investment banker Friedman Billings Ramsey Group and futures and commodities marketplace Chicago Mercantile Exchange capitalized on greater activity in the financial markets.

On the other hand, the fund received relatively disappointing results from some of its positions in the health care, media and technology sectors. Health benefits firm First Health Group produced lackluster returns despite strong earnings after suggesting that competitive pressures may constrain its 2004 results. Radio station owner Entercom Communications and programming distributor Westwood One suffered from softer than expected advertising sales. In the technology sector, the stock price of MEMC Electronic Materials was hurt by a secondary offering of its shares during the reporting period, while Qlogic declined after it cautioned analysts about potential weakness in its storage networking business.

What is the fund’s current strategy?

As of the end of the reporting period, we have found a number of individual opportunities among producer goods stocks, leading to an overweighted position in the sector. Our bottom-up investment approach also has created a slight portfolio bias toward economically sensitive companies, such as brokerage firms that are expected to prosper amid greater market activity.

Toward the end of the reporting period, we began to see signs that investor attention may be shifting from the lower-quality stocks that typically have led the market during the early stages of economic recoveries, toward higher-quality stocks, which historically have tended to do better later in the economic cycle.Therefore, we believe that the fund remains well positioned for the long term.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

DISCUSSION OF FUND PERFORMANCE

Gene F. Cervi and Dwight Cowden, Portfolio Managers

How did Mellon Small Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund’s Class M shares produced a total return of 17.24%, and its Investor shares produced a total return of 17.05%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), produced a total return of 16.82% for the same period.2

Small-cap stocks continued to benefit from a recovering U.S. economy and improving investor sen-timent.The fund slightly outperformed the S&P 600 Index during the reporting period, primarily because our bottom-up stock selection process led us to a number of companies in some of the S&P 600 Index’s better performing sectors, including the producer goods, homebuilding and consumer-related sectors.

What is the fund’s investment approach?

The fund seeks investment returns consisting of capital appreciation and income that surpass those of the S&P 600 Index.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally range between $100 million and $2 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, which measures the sustainability and rate of growth of earnings; and
  Financial profile, which measures the financial health of the company.

Next, we examine the fundamentals of the higher-ranked securities. Using these insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P 600 Index. For example, if the S&P 600 Index has a 10% weighting in a particular sector, about 10% of the fund’s assets will also normally be invested in that sector.

What other factors influenced the fund’s performance?

Investors’ appetite for risk, which had been low throughout the bear market from mid-2000 through early 2003, continued to expand during the reporting period along with the U.S. economic recovery. Corporations that previously had cut back on capital investment began to spend more freely, benefiting smaller companies that serve big businesses. At the same time, historically low interest rates and the 2003 federal tax cuts put cash in consumers’ pockets. In this improving economic environment, small-cap stocks generally continued to produce higher returns than their large-cap and midcap counterparts.

Our bottom-up stock-selection process enabled the fund to participate fully in the small-cap market’s advance. On average during the reporting period, our quantitative models and fundamental research identified a greater number of opportunities among smaller companies with more volatile stock prices.These types of companies continued to lead the small-cap market, supporting the fund’s performance.

Producer goods stocks ranked among the reporting period’s strongest performers. Metals technology company GrafTech International, scrap metal recycler Schnitzer Steel Industries and mining equipment

The Funds       9

DISCUSSION OF FUND PERFORMANCE (continued)

producer Joy Global benefited from greater global demand for raw materials, especially in the U.S. and China

The fund’s interest-sensitive holdings also performed well. Lenders such as Commercial Capital Bancorp and IndyMac Bancorp benefited from rising loan volumes in the reporting period’s low interest-rate environment.

Among consumer-oriented companies, the fund continued to receive strong results from retailer Dick’s Sporting Goods, a stock the fund has owned since its initial public offering in late 2002. Dick’s Sporting Goods has benefited from the addition of new stores during a time of industry consolidation. In addition, truck trailer manufacturer Wabash National benefited from stronger demand from transporters.We sold the fund’s holdings of Wabash National during the reporting period after its price had appreciated.

On the other hand, the technology and services sectors detracted from the fund’s performance relative to the S&P 600 Index. Disappointments included electronic displays manufacturer Planar Systems, which we sold after it announced lower than expected earnings. For-profit post-secondary education provider ITT Educational Services gave back some of its previous gains after the announcement that its placement statistics were being investigated.

What is the fund’s current strategy?

We recently have identified a number of energy service companies that we believe are poised to benefit from historically high oil and gas prices and rising global demand, which has led to a modestly overweighted position in the fund’s energy sector as of the end of the reporting period. Otherwise, as is consistent with our longstanding investment strategy, we have maintained a generally sector-neutral portfolio, preferring to add value for investors through our disciplined approach to security selection rather than by attempting to capitalize on broad macroeconomic or market trends.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Mellon International Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund’s Class M shares produced a total return of 23.84%, and its Investor shares produced a total return of 23.44%.1 The fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 25.22% for the same period.2

International stock markets staged a strong rebound during the reporting period, mainly due to improving economic and business conditions around the world. However, the fund’s returns modestly trailed its benchmark, primarily because of the fund’s limited exposure to certain European telecommunications stocks and several technology stocks within the MSCI EAFE Index that performed relatively well but did not meet our value-oriented investment criteria.

What is the fund’s investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The fund also invests primarily in companies that we consider to be value companies.The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund’s investment approach is value-oriented, research-driven and risk-averse.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

  Value, or how a stock is priced relative to traditional business performance measures;
  Business health, or overall efficiency and profitability as measured by return on assets and return on equity; and
  Business momentum, or the presence of a catalyst such as corporate restructuring or changes in management that may potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund’s performance?

International equity markets advanced sharply during the reporting period, driven higher by an improving global economy characterized by greater merger-and-acquisition activity, rising consumer and business confidence and higher corporate earnings. However, the fund’s limited exposure to some of the better performing stocks within the MSCI EAFE Index, particularly some of the major European telecommunications stocks and technology companies, hindered its relative performance. We regarded these stocks as expensive based on our valuation criteria, but they rose sharply during a time in which more speculative companies were more in favor among investors, who were attracted to lower-quality stocks in market sectors that were hit hard during the bear market that dominated the international equity markets from mid-2000 to early 2003.

However, the fund enjoyed more solid returns in other areas. The fund’s financial stocks, for example, contributed strongly to its performance. Japanese credit card companies Credit Saison Co. and AIFUL Corp. benefited from a slowdown in personal bankruptcies and a rebound in credit card subscriptions. In the Netherlands, the successful public offering of the U.S.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

non-life insurance division of Fortis, an international banking and insurance provider, helped support the fund’s overall returns.

Energy stocks also produced relatively attractive results during the reporting period as oil and gas prices rose amid stronger demand for energy among manufacturers. Norsk Hydro ASA in Norway rose after exceeding earnings expectations. Many utility holdings in the portfolio sold off non-core assets and restructured operations during the previous economic downturn,positioning them for accelerated earnings growth during the global recovery. E.ON A.G. in Germany and Endesa, S.A. in Spain ranked among the fund’s better performing utility companies.

The fund’s performance also benefited from a variety of holdings in other areas. Aventis, the French pharmaceutical company, rose sharply after Sanofi-Synthelabo, which was not owned by the fund, launched an unsolicited bid for the company. U.K.-based Allied Domecq, known for Kahlua liquor, Perrier Jouet champagne and Stolichnaya vodka, benefited from strong spirit consumption in the U.S. during the holiday season, a key period for liquor sales.

Concern regarding competitive pressure from China weighed heavily on electronic component manufacturers in Japan. In fact, our holdings in this segment have developed leading edge production platforms and have shifted manufacturing to lower cost China.

What is the fund’s current strategy?

Our strategy is to evaluate potential investments one company at a time, based on their individual merits rather than according to macroeconomic or market trends. In our view, our focus on stock picking uncovered a number of attractive investment opportunities during the early stages of the global economic rebound, and we have continued to find new opportunities among what we believe are reasonably valued, growing companies as the recovery has progressed.

For example, toward the end of the reporting period, we established new positions in DSM N.V., the Dutch chemical company, and Japan’s Sumitomo Chemical Company.We believe both companies are poised to benefit from rising manufacturing activity. Royal Bank of Scotland, the U.K. financial services company, is also a new portfolio position. The bank provides corporate lending, wealth management and retail banking services.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Mellon Emerging Markets Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund’s Class M shares produced a total return of 28.26%, and the fund’s Investor shares produced a total return of 28.11%.1 In comparison, the Morgan Stanley Capital International Emerging Markets Free Index (“MSCI EMF Index”), the fund’s benchmark, provided a total return of 28.55% for the same period.2

We attribute the fund and market’s strong overall performance to the beneficial effects of a global economic recovery on stock prices during the reporting period, particularly in the basic materials, energy, industrial and consumer-related sectors. Although the fund’s returns roughly matched the MSCI EMF Index over the reporting period, its performance was constrained slightly by disappointments among certain South Korean financial companies.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

When choosing stocks, we use a value-oriented, research-driven approach.We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors:

  Value, or how a stock is priced relative to traditional business performance measures;
  Business health, or overall efficiency and profitability as measured by return on assets and return on equity; and
  Business momentum, or the presence of a catalyst such as corporate restructuring or changes in management that may potentially trigger a price increase in the near- to midterm.

We typically sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund’s performance?

Stocks from emerging markets continued to advance during the reporting period, benefiting from greater economic strength and rising corporate profitability throughout the world. Greater demand from industrial companies and manufacturers boosted the prices of commodities ranging from oil and gas to industrial metals and chemicals. Some of the fund’s holdings in the raw materials areas performed particularly strongly because emerging markets contain some of the world’s largest reserves of raw materials. For example, some of the fund’s strongest gains were achieved by KGHM Polska Miedz S.A., a copper company in Poland; South Africa’s Anglo American, a diversified mining company; and oil companies, including Petroleo Brasileiro, ADR in Brazil, Russia’s LUKOIL, ADR, as well as Sasol in South Africa and Reliance Industries, GDR in India.

On a country basis, the bulk of the fund’s positive performance stemmed from its investments in India, Taiwan and China. In India, a market we have favored for quite a while now, one of the best monsoon seasons in years helped support greater sales of India’s agricu-

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

ltural products. In turn, greater crop production resulted in higher incomes for many of the country’s rural citizens, which boosted consumer spending and sales for many consumer-oriented companies in India. For example, rising personal automobile sales helped companies such as Mahindra & Mahindra Ltd., and an increase in homeownership and mortgage lending helped boost the stocks of local banks.

In Taiwan, the fund benefited from its focus on semiconductor and computer companies producing components for flat panel display devices and notebooks. Taiwanese banks also performed well due to strong consumer spending and increased activity in the local stock market.Within China, the fund’s greatest contributors to performance included China Resources Enterprise, a diversified consumer products company, and China Mobile Communications, the country’s leading telecommunications company, which launched a prepaid service plan for wireless phones.

On the other hand, the primary detractors from the fund’s performance were credit card companies in South Korea, where rising consumer debt and a relatively weak economy led to a steady increase in loan defaults. Less exposure to information technology detracted from performance, as many companies posted solid earnings growth on robust demand for consumer electronics, notebook computers and mobile handsets. Limited guidance from corporate management teams on expected technology investment made it difficult for us to support a much higher weight in the sector. However, our technology holdings outperformed the MSCI EMF Index constituents.

What is the fund’s current strategy?

As of the end of the reporting period, we have made modest adjustments to the fund’s composition, taking profits in stocks that have reached their price targets and initiating new positions that we believe should perform well over the near term. For example, we reduced the fund’s positions in several consumer discretionary, financial and material stocks that had performed well and redeployed those assets to a wide range of potential value opportunities, including information technology stocks in Thailand and Taiwan, telecommunications service providers in Brazil and consumer staples in Asia. We believe that these additions to the portfolio exemplify our strategy of seeking companies with what we believe are valuable business franchises and improving business trends that may have been overlooked by the market.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

DISCUSSION OF FUND PERFORMANCE

D. Gary Richardson and Lawrence R. Dunn, Portfolio Managers

How did Mellon Balanced Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund’s Class M shares produced a total return of 11.79%, and its Investor shares produced a total return of 11.64%.1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Lehman Brothers U.S.Aggregate Index, produced a 10.72% total return for the same period.2 Separately, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index produced total returns of 14.59% and 4.92%, respectively, for the same period.

We attribute the fund’s performance to gains among both stocks and bonds during the reporting period. In general, stocks benefited from greater U.S. economic growth and improving business fundamentals, while bonds posted more modestly positive returns amid low interest rates and few inflationary pressures. The fund slightly outperformed its blended benchmark, primarily due to successful stock selections in the energy, financials and producer goods sectors.

What is the fund’s investment approach?

The fund seeks long-term growth of principal in conjunction with current income.To pursue its goal, the fund may invest in equity securities, income-producing bonds, Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund.The fund has established target allocations for its assets of 60% in the aggregate to equity securities and 40% to bonds and money market instruments. The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

With respect to the equity portion of the fund’s portfolio, individual stocks are chosen through a computer model, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria.A team of experienced analysts then examines the fundamentals of the higher-ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell.The equity portion of the fund’s portfolio is structured so that its allocations of assets to economic sectors are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund’s portfolio, the fund’s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

What other factors influenced the fund’s performance?

The fund’s energy stocks fared well during the reporting period as tight oil and gas supplies and rising industrial demand in the recovering economy drove energy prices higher. Refinery consolidator Valero Energy benefited from the imbalance between supply and demand, while diversified producer Occidental Petroleum and oil service giant Halliburton produced gains after making management improvements and other company-specific developments.

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

Higher demand for other commodities boosted stocks in the producer goods area, where conglomerate Tyco International and metals producers Phelps Dodge and Freeport McMoran Copper & Gold contributed positively to the fund’s performance. In the financial services sector, greater activity in the capital markets boosted brokerage holdings such as Lehman Brothers Holdings, while low interest rates favored mortgage lenders such as Countrywide Financial.

However, the fund’s relative returns from the telecommunications sector were hindered by its lack of exposure to AT&T Wireless Services, which received an acquisition offer from Cingular Wireless. The fund’s larger, better-established technology holdings, such as Dell and Microsoft, rose only modestly during a time when the market favored smaller companies.The fund’s returns also were constrained by its relatively light holdings of tobacco stocks, which rose as litigation concerns diminished.

Among bonds, the fund’s relatively defensive interest-rate posture hindered its returns when bond yields ended the reporting period at slightly lower levels. In addition, the fund’s overweighted position in mortgage-backed securities produced relatively lackluster returns as homeowners continued to refinance their mortgages.

However, the fund’s emphasis on corporate bonds early in the reporting period proved beneficial to its performance.

What is the fund’s current strategy?

Historically, rising levels of economic growth have benefited stocks more than bonds. Accordingly, we recently have invested in several companies that we believe are poised to benefit from rising capital spending and tight energy supplies. Conversely, we have maintained a relatively defensive posture in the fund’s bond portfolio to guard against the risk that interest rates may move higher.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Large Cap Stock Fund (continued)

a Non-income producing.
b	All of these securities are on loan.At February 29, 2004, the total market value of the fund’s securities on loan is $28,638,300 and the total market value of the collateral held by the fund is $29,318,130.

c	Investment in affiliated money market mutual fund.

See notes to financial statements.

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon Income Stock Fund

STATEMENT OF INVESTMENTS (Unaudited) (continued)

a All or a portion of these securities are on loan.At February 29, 2004, the total market value of the fund’s securities on loan is $13,514,120 and the total market value of the collateral held by fund is $13,730,810.

b	Non-income producing.
c	Investment in affiliated money market mutual fund.

See notes to financial statements.

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Mid Cap Stock Fund (continued)

b	All or a portion of these securities are on loan.At February 29, 2004, the total market value of the fund’s securities on loan is $33,021,020 and the total market value of the collateral held by the fund is $33,678,328.

c	Investment in affiliated money market mutual fund.

See notes to financial statements.

The Funds 23

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon Small Cap Stock Fund

Mellon Small Cap Stock Fund (continued)

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Small Cap Stock Fund (continued)

a Non-income producing.
b	All or a portion of these securities are on loan.At February 29, 2004, the total market value of the fund’s securities on loan is $35,108,621 and the total market value of the collateral held by the fund is $38,511,166.

c	Investment in affiliated money market mutual fund.

See notes to financial statements.

The Funds 27

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon International Fund

Mellon International Fund (continued)

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

a A portion of these securities are on loan.At February 29, 2004, the total market value of the fund’s securities on loan is $3,116,293 and the total market value of the collateral held by the fund is $3,282,176.

b	Non-income producing.
c	Investment in affiliated money market mutual fund.

See notes for financial statements.

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon Emerging Markets Fund

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Emerging Markets Fund (continued)

Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)
Taiwan (continued)		
Elan Microelectronics	2,136,156	2,010,878
First Financial	6,864,000 [b]	5,697,636
Nan Ya Plastics	3,236,478	4,389,930
President Chain Store	1,678,000	3,381,233
Quanta Computer	2,735,500	6,951,872
SinoPac Holdings	17,659,525	10,091,157
Standard Foods	153,000	46,935
Standard Foods, GDR	2,154 [a]	2,800
Taiwan Cellular	7,775,806	7,530,254
United Microelectronics	18,034,361	16,488,559
United Microelectronics, ADR	590,077	3,074,301
Yageo	8,987,960 [b]	4,838,631
		104,191,977
Thailand–2.2%		
Big C Supercenter	295,000	132,947
Charoen Pokphand Foods	13,041,700	1,325,590
Kasikornbank	3,366,000 [b]	4,246,136
Krung Thai Bank	20,757,000	5,721,349
PTT Exploration and Production	692,100	4,179,681
Siam Commercial Bank	4,337,300 [b]	4,952,705
Siam Makro	343,400	365,197
		20,923,605
Turkey–.7%		
Hurriyet Gazetecilik ve Matbaacilik	761,920,377	2,668,873
Tupras-Turkiye Petrol Rafinerileri	423,349,000	3,507,977
		6,176,850
United Kingdom–3.2%		
Anglo American	678,064	16,996,184
Old Mutual	7,401,200	13,122,920
		30,119,104
Total Common Stocks (cost $654,572,155)		**869,214,569**

Preferred Stocks–2.7%	Shares	Value ($)
Brazil–2.7%		
Banco Bradesco	723,910	3,636,362
Companhia de Tecidos Norte de Minas	51,300	3,653,570
Companhia Energetica de Minas Gerais	546,522	9,777,795
Duratex	37,900	1,043,179
Telecomunicacoes de Sao Paulo	260,560	4,294,107
Telemar Norte Leste	72,800	1,485,305
Telemig Celular Participacoes	858,130	1,753,756
Total Preferred Stocks (cost $18,533,360)		**25,644,074**
Short-Term Investments–3.8%	**Principal Amount ($)**	**Value ($)**
Repurchase Agreements;		
Salomon Smith Barney, .875% dated 2/27/2004, due 3/1/2004 in the amount of $35,002,552 (fully collateralized by $24,550,000 U.S. Treasury Bills, 8.75%, 5/15/2017, value $35,720,250) (cost $35,000,000)	35,000,000	35,000,000
Investment of Cash Collateral for Securities Loaned–.2%	**Shares**	**Value ($)**
Registered Investment Company;		
Dreyfus Institutional Preferred Money Market Fund (cost $1,424,400)	1,424,400 [d]	1,424,400
Total Investments (cost $709,529,915)	99.7%	931,283,043
Cash and Receivables (Net)	.3%	3,158,748
Net Assets	100.0%	934,441,791

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2004, these securities amounted to $39,869,120 or 4.3% of net assets.

b	Non-income producing.
c	A portion of this security is on loan.At February 29, 2004, the total market value of the fund’s security on loan is $1,382,855 and the total market value of the collateral held by the fund is $1,424,400.

d	Investment in affiliated money market mutual fund.

See notes to financial statements.

The Funds 33

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon Balanced Fund (continued)

The Funds 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Balanced Fund (continued)

Mellon Balanced Fund (continued)

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Balanced Fund (continued)

b	All or a portion of these securities are on loan.At February 29, 2004, the total market value of the fund’s securities on loan is $15,588,327 and the total market value of the collateral held by the fund is $16,089,310.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2004, this security amounted to $1,016,575 or .3% of net assets.

d	Variable rate security—interest rate subject to periodic change.
e	Investment in affiliated money market mutual fund.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2004 (Unaudited)

		Mellon	Mellon	Mellon	Mellon
		Large Cap	Income	Mid Cap	Small Cap
		Stock Fund	Stock Fund	Stock Fund	Stock Fund

Assets ($):
Investments in securities—
See Statement of Investments	† —Note 2(c)
(including securities on loan)	—Note 2(b):
Unaffiliated issuers		1,676,973,466	270,315,332	1,248,752,288	746,946,484
Affiliated issuers		29,318,130	13,730,810	33,678,328	38,511,166
Cash		49,834	—	485,537	—
Receivable for investment securities sold		—	—	45,854,392	16,691,073
Dividends and interest receivable		2,586,234	728,564	947,451	560,218
Receivable for shares of Beneficial Interest subscribed		97,347	—	21,458	18,663
Prepaid expenses		32,001	11,844	23,139	10,372
		1,709,057,012	284,786,550	1,329,762,593	802,737,976

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		883,137	142,856	750,057	500,737
Due to Administrator—Note 3(a)		181,912	29,389	134,442	80,733
Cash overdraft due to Custodian		—	618,264	—	169,333
Payable for investment securities purchased		—	—	44,730,523	6,938,430
Liability for securities on loan—Note 2(b)		29,318,130	13,730,810	33,678,328	38,511,166
Payable for shares of Beneficial Interest redeemed		649,294	556,162	968,312	1,028,054
Accrued expenses		37,931	18,210	59,714	48,644
		31,070,404	15,095,691	80,321,376	47,277,097

Net Assets ( $)		1,677,986,608	269,690,859	1,249,441,217	755,460,879

Composition of Net Assets ($):
Paid-in capital		1,363,401,442	169,043,603	926,913,226	597,790,033
Accumulated undistributed (distributions in
excess of) investment income—net		420,341	(50)	453,505	—
Accumulated investment (loss)—net		—	—	—	(289,793)
Accumulated net realized gain (loss) on investments		(152,048,553)	22,625,773	42,918,734	(5,479,486)
Accumulated net unrealized appreciation
(depreciation) on investments		466,213,378	78,021,533	279,155,752	163,440,125

Net Assets ( $)		1,677,986,608	269,690,859	1,249,441,217	755,460,879

Net Asset Value Per Share
Class M Shares
Net Assets ( $)		1,674,761,715	268,696,280	1,214,095,672	751,938,359
Shares Outstanding		181,945,043	27,780,828	94,680,322	48,715,597
Net Asset Value Per Share (	$)	9.20	9.67	12.82	15.44

Investor Shares
Net Assets ( $)		3,224,893	994,579	21,351,637	3,522,520
Shares Outstanding		350,524	102,459	1,669,277	230,092
Net Asset Value Per Share (	$)	9.20	9.71	12.79	15.31

Dreyfus Premier Shares
Net Assets ( $)		—	—	13,993,908	—
Shares Outstanding		—	—	1,104,002	—
Net Asset Value Per Share (	$)	—	—	12.68	—

† Investments at cost ($):
Unaffiliated issuers		1,210,760,088	192,293,799	969,596,536	583,506,359
Affiliated issuers		29,318,130	13,730,810	33,678,328	38,511,166
Value of securities on loan (	$)	28,638,300	13,514,120	33,021,020	35,108,621

See notes to financial statements.
					The Funds 39

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (continued)

			Mellon	Mellon	Mellon
			International	Emerging	Balanced
			Fund	Markets Fund	Fund

Assets ($):
Investments in securities—See Statement of Investments		†
—Note 2(c) (including securities on loan)	—Note 2(b):
Unaffiliated issuers			1,176,465,090	929,858,643	372,486,756
Affiliated issuers			3,282,176	1,424,400	16,089,310
Cash			1,814,422	2,818,539	—
Cash denominated in foreign currencies			7,003,851	19,410,715	—
Receivable for investment securites sold			13,231,746	4,200,712	4,961,144
Dividends and interest receivable			1,695,049	2,051,495	1,176,945
Receivable for shares of Beneficial Interest subscribed			36,758	37,007	—
Paydowns receivable			—	—	97,783
Prepaid expenses			22,625	20,391	19,406
			1,203,551,717	959,821,902	394,831,344

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			984,423	1,155,006	140,086
Due to Administrator—Note 3(a)			126,633	98,177	31,265
Cash overdraft due to Custodian			—	—	473,245
Payable for investment securities purchased			8,530,553	22,542,822	5,288,101
Liability for securities on loan—Note 2(b)			3,282,176	1,424,400	16,089,310
Bank loan payable—Note 5			—	—	2,750,000
Payable for shares of Beneficial Interest redeemed			542,605	81,780	9,400
Net unrealized depreciation on foreign currency
exchange contracts—Note 2(f)			1,530	27,335	—
Interest payable—Note 5			—	—	651
Accrued expenses			46,215	50,591	23,467
			13,514,135	25,380,111	24,805,525

Net Assets ( $)			1,190,037,582	934,441,791	370,025,819

Composition of Net Assets ($):
Paid-in capital			992,159,046	695,444,844	318,479,318
Accumulated undistributed (distributions in
excess of) investment income—net			(2,247,468)	(819,101)	331,406
Accumulated net realized gain (loss) on investments			(30,859,089)	17,944,726	(14,998,720)
Accumulated net unrealized appreciation (depreciation) on investments			—	—	66,213,815
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			230,985,093	221,871,322	—

Net Assets ( $)			1,190,037,582	934,441,791	370,025,819

Net Asset Value Per Share
Class M Shares
Net Assets ( $)			1,189,561,407	933,778,390	369,448,034
Shares Outstanding			82,810,724	49,776,147	30,946,623
Net Asset Value Per Share ( $)			14.36	18.76	11.94

Investor Shares
Net Assets ( $)			476,175	663,401	577,785
Shares Outstanding			31,999	35,146	48,323
Net Asset Value Per Share ( $)			14.88	18.88	11.96

† Investments at cost ($):
Unaffiliated issuers			945,567,015	708,105,515	306,272,941
Affiliated issuers			3,282,176	1,424,400	16,089,310
Value of securities on loan ($)			3,116,293	1,382,855	15,588,327
Cash denominated in foreign currencies (cost) ($)			7,036,230	19,368,995	—
See notes to financial statements.
40

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2004 (Unaudited)

		Mellon	Mellon	Mellon	Mellon
		Large Cap	Income	Mid Cap	Small Cap
		Stock Fund	Stock Fund	Stock Fund	Stock Fund

Investment Income ($):
Income:
Cash dividends (net of $7,252 and	$5,764 foreign taxes
withheld at source for Mellon Income Stock Fund
and Mellon Small Cap Stock Fund, respectively)		12,823,124	3,405,706	6,988,059	2,848,499
Interest		54,622	4,330	46,746	83,665
Income on securites lending		16,968	2,828	50,321	141,826
Total Income		12,894,714	3,412,864	7,085,126	3,073,990
Expenses:
Investment advisory fee—Note 3(a)		5,113,577	867,174	4,341,538	2,812,392
Administration fee—Note 3(a)		1,089,307	184,770	801,509	457,994
Custodian fees—Note 3(c)		62,380	13,185	49,306	45,980
Trustees’ fees and expenses—Note 3(d)		39,797	4,955	19,974	14,478
Registration fees		13,203	13,813	12,276	18,302
Legal fees		12,506	742	7,501	3,353
Auditing fees		9,173	11,403	7,031	6,693
Shareholder servicing costs—Note 3(c)		3,622	1,417	51,331	4,591
Prospectus and shareholders’ reports		3,231	2,224	13,502	—
Distribution fees—Note 3(b)		—	—	53,230	—
Interest expense—Note 5		—	292	282	—
Miscellaneous		9,532	3,270	3,609	—
Total Expenses		6,356,328	1,103,245	5,361,089	3,363,783
Investment Income (Loss)—Net		6,538,386	2,309,619	1,724,037	(289,793)

Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments		29,154,537	30,442,594	95,790,763	30,804,627
Net unrealized appreciation
(depreciation) on investments		160,950,548	6,289,391	76,967,496	73,201,371
Net Realized and Unrealized Gain
(Loss) on Investments		190,105,085	36,731,985	172,758,259	104,005,998
Net Increase in Net Assets
Resulting from Operations		196,643,471	39,041,604	174,482,296	103,716,205

See notes to financial statements.

The Funds 41

STATEMENT OF OPERATIONS (Unaudited) (continued)

	Mellon	Mellon	Mellon
	International	Emerging	Balanced
	Fund	Markets Fund	Fund

Investment Income ($):
Income:
Cash dividends (net of $561,152 and $641,454 foreign taxes
withheld at source for Mellon International Fund and
Mellon Emerging Markets Fund, respectively)	5,405,778	6,320,159	1,858,240
Interest	188,091	157,276	2,855,171
Income on securites lending	59,393	40,789	7,663
Total Income	5,653,262	6,518,224	4,721,074
Expenses:
Investment advisory fee—Note 3(a)	4,234,020	4,198,758	821,706
Administration fee—Note 3(a)	689,430	505,167	193,915
Custodian fees—Note 3(c)	526,431	805,300	21,465
Registration fees	34,823	43,264	4,592
Trustees’ fees and expenses—Note 3(d)	15,635	10,822	7,410
Auditing fees	11,394	12,167	9,611
Prospectus and shareholders’ reports	3,464	2,748	2,635
Legal fees	2,663	2,239	1,989
Shareholder servicing costs—Note 3(c)	559	725	689
Interest expense—Note 5	—	—	651
Miscellaneous	5,531	2,934	6,047
Total Expenses	5,523,950	5,584,124	1,070,710
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(35,251)	(75,966)	—
Net Expenses	5,488,699	5,508,158	1,070,710
Investment Income—Net	164,563	1,010,066	3,650,364

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	—	—	3,233,947
Net realized gain (loss) on investments and foreign currency transactions	22,995,426	29,179,835	—
Net realized gain (loss) on foreign currency exchange contracts	407,691	(122,605)	—
Net Realized Gain (Loss)	23,403,117	29,057,230	3,233,947
Net unrealized appreciation (depreciation) on investments	—	—	33,373,554
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	184,066,227	148,711,692	—
Net Realized and Unrealized Gain (Loss) on Investments	207,469,344	177,768,922	36,607,501
Net Increase in Net Assets Resulting from Operations	207,633,907	178,778,988	40,257,865

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Mellon Large Cap Stock Fund		Mellon Income Stock Fund

	Six Months Ended		Six Months Ended
	February 29, 2004	Year Ended	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003[a]	(Unaudited)	August 31, 2003[a]

Operations ($):
Investment income—net	6,538,386	11,088,535	2,309,619	4,545,065
Net realized gain (loss) on investments	29,154,537	(58,361,648)	30,442,594	(3,396,197)
Net unrealized appreciation (depreciation) on investments	160,950,548	127,750,849	6,289,391	8,554,469
Net Increase (Decrease) in Net Assets
Resulting from Operations	196,643,471	80,477,736	39,041,604	9,703,337

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,756,901)	(11,001,406)	(2,460,963)	(4,470,560)
Investor Shares	(8,319)	(6,894)	(6,491)	(8,289)
Net realized gain on investments:
Class M Shares	—	—	(3,983,636)	(2,323,741)
Investor Shares	—	—	(14,224)	(3,936)
Total Dividends	(6,765,220)	(11,008,300)	(6,465,314)	(6,806,526)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	90,051,428	241,867,720	7,340,429	28,517,810
Investor Shares	1,318,518	1,384,549	36,644	604,610
Dividends reinvested:
Class M Shares	418,640	513,069	2,627,126	1,566,906
Investor Shares	6,980	4,899	20,715	11,433
Cost of shares redeemed:
Class M Shares	(85,127,452)	(220,945,860)	(44,795,560)	(168,743,501)
Investor Shares	(535,518)	(166,053)	(279,514)	(150,287)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	6,132,596	22,658,324	(35,050,160)	(138,193,029)
Total Increase (Decrease) In Net Assets	196,010,847	92,127,760	(2,473,870)	(135,296,218)

Net Assets ($):
Beginning of Period	1,481,975,761	1,389,848,001	272,164,729	407,460,947
End of Period	1,677,986,608	1,481,975,761	269,690,859	272,164,729
Undistributed (distributions in excess of )
investment income—net	420,341	647,175	(50)	157,785

Capital Share Transactions (Shares):
Class M Shares
Shares sold	10,292,971	31,990,213	804,417	3,568,229
Shares issued for dividends reinvested	47,889	67,845	280,425	202,307
Shares redeemed	(9,769,541)	(29,340,146)	(4,958,688)	(21,472,599)
Net Increase (Decrease) in Shares Outstanding	571,319	2,717,912	(3,873,846)	(17,702,063)

Investor Shares
Shares sold	153,576	178,317	4,108	71,813
Shares issued for dividends reinvested	797	633	2,222	1,442
Shares redeemed	(63,822)	(22,263)	(29,779)	(18,323)
Net Increase (Decrease) in Shares Outstanding	90,551	156,687	(23,449)	54,932

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares. See notes to financial statements.

The Funds 43

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Six Months Ended		Six Months Ended
	February 29, 2004	Year Ended	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003[a,b]	(Unaudited)	August 31, 2003[a]

Operations ($):
Investment income (loss)—net	1,724,037	4,471,729	(289,793)	(83,512)
Net realized gain (loss) on investments	95,790,763	(36,704,162)	30,804,627	(14,624,022)
Net unrealized appreciation (depreciation) on investments	76,967,496	165,666,943	73,201,371	112,536,737
Net Increase (Decrease) in Net Assets
Resulting from Operations	174,482,296	133,434,510	103,716,205	97,829,203

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,197,924)	(3,035,413)	—	—
Investor Shares	(10,284)	(36,714)	—	—
Total Dividends	(3,208,208)	(3,072,127)	—	—

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	68,944,136	171,878,442	121,630,423	202,921,762
Investor Shares	2,706,955	4,159,876	338,182	395,130
Dreyfus Premier Shares	132,549	1,126,540	—	—
Net assets received in connection with
reorganization—Note 1:
Class M Shares	—	184,065,900	—	—
Investor Shares	—	17,131,194	—	—
Dreyfus Premier Shares	—	18,147,908	—	—
Dividends reinvested:
Class M Shares	668,015	602,680	—	—
Investor Shares	9,269	32,664	—	—
Cost of shares redeemed:
Class M Shares	(95,583,835)	(249,328,670)	(31,081,789)	(92,875,422)
Investor Shares	(2,451,851)	(6,154,677)	(892,098)	(1,250,435)
Dreyfus Premier Shares	(3,207,813)	(4,885,386)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(28,782,575)	136,776,471	89,994,718	109,191,035
Total Increase (Decrease) In Net Assets	142,491,513	267,138,854	193,710,923	207,020,238

Net Assets ($):
Beginning of Period	1,106,949,704	839,810,850	561,749,956	354,729,718
End of Period	1,249,441,217	1,106,949,704	755,460,879	561,749,956
Undistributed investment income (loss)—net	453,505	1,937,676	(289,793)	—

	Mellon Mid Cap Stock Fund		Mellon Small Cap Stock Fund

	Six Months Ended		Six Months Ended
	February 29, 2004	Year Ended	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003[a,b]	(Unaudited)	August 31, 2003[a]

Capital Share Transactions:
Class M Shares
Shares sold	5,786,638	19,653,690	8,489,044	18,793,953
Shares issued in connection with reorganization—Note 1	—	18,726,817	—	—
Shares issued for dividends reinvested	55,576	63,574	—	—
Shares redeemed	(8,184,106)	(26,045,293)	(2,150,321)	(8,456,105)
Net Increase (Decrease) in Shares Outstanding	(2,341,892)	12,398,788	6,338,723	10,337,848

Investor Shares[c]
Shares sold	230,925	446,260	23,145	35,304
Shares issued in connection with reorganization—Note 1	—	1,746,630	—	—
Shares issued for dividends reinvested	773	3,453	—	—
Shares redeemed	(205,216)	(627,851)	(66,614)	(115,498)
Net Increase (Decrease) in Shares Outstanding	26,482	1,568,492	(43,469)	(80,194)

Dreyfus Premier Shares[c]
Shares sold	10,911	32,203	—	—
Shares issued in connection with reorganization—Note 1	—	1,850,160	—	—
Shares redeemed	(274,556)	(514,716)	—	—
Net Increase (Decrease) in Shares Outstanding	(263,645)	1,367,647	—	—
a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b	Mellon Mid Cap Stock Fund commenced selling Dreyfus Premier shares on September 6, 2002.
c	During the period ended February 29, 2004, 178,214 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $2,078,510 were automatically converted to 173,984 Investor shares and during the period ended August 31, 2003, 220,359 Dreyfus Premier shares of Mellon Mid Cap Stock Fund representing $2,118,822 were automatically converted to 219,772 Investor shares.

See notes to financial statements.

The Funds 45

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Mellon International Fund		Mellon Emerging Markets Fund

	Six Months Ended		Six Months Ended
	February 29, 2004	Year Ended	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003[a]	(Unaudited)	August 31, 2003[a]

Operations ($):
Investment income—net	164,563	11,996,706	1,010,066	4,324,967
Net realized gain (loss) on investments	23,403,117	(35,005,301)	29,057,230	571,352
Net unrealized appreciation (depreciation) on investments	184,066,227	99,096,713	148,711,692	80,847,122
Net Increase (Decrease) in Net Assets
Resulting from Operations	207,633,907	76,088,118	178,778,988	85,743,441

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(13,996,941)	(7,490,466)	(5,321,756)	(1,699,272)
Investor Shares	(1,305)	(31,368)	(2,048)	(56)
Net realized gain on investments:
Class M Shares	—	—	(10,285,746)	(3,966,227)
Investor Shares	—	—	(5,743)	(178)
Total Dividends	(13,998,246)	(7,521,834)	(15,615,293)	(5,665,733)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	196,184,760	319,838,213	250,659,315	324,252,671
Investor Shares	384,063	6,870,745	337,385	3,991,132
Dividends reinvested:
Class M Shares	3,066,659	1,326,083	7,970,340	3,230,659
Investor Shares	1,241	196	6,955	159
Cost of shares redeemed:
Class M Shares	(23,848,272)	(112,619,325)	(13,974,207)	(26,493,803)
Investor Shares	(262,668)	(9,260,128)	(83,019)	(4,525,995)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	175,525,783	206,155,784	244,916,769	300,454,823
Total Increase (Decrease) In Net Assets	369,161,444	274,722,068	408,080,464	380,532,531

Net Assets ($):
Beginning of Period	820,876,138	546,154,070	526,361,327	145,828,796
End of Period	1,190,037,582	820,876,138	934,441,791	526,361,327
Undistributed (distributions in excess of )
investment income—net	(2,247,468)	11,586,215	(819,101)	3,494,637

Capital Share Transactions (Shares):
Class M Shares
Shares sold	14,684,714	31,503,960	14,872,346	25,425,397
Shares issued for dividends reinvested	235,202	131,687	457,802	278,505
Shares redeemed	(1,806,588)	(11,218,300)	(819,367)	(2,213,278)
Net Increase (Decrease) in Shares Outstanding	13,113,328	20,417,347	14,510,781	23,490,624

Investor Shares
Shares sold	27,197	654,446	19,287	290,749
Shares issued for dividends reinvested	92	19	397	14
Shares redeemed	(20,706)	(857,253)	(5,385)	(325,214)
Net Increase (Decrease) in Shares Outstanding	6,583	(202,788)	14,299	(34,451)

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares. See notes to financial statements.

	Mellon Balanced Fund

	Six Months Ended
	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003[a]

Operations ($):
Investment income—net	3,650,364	8,648,881
Net realized gain (loss) on investments	3,233,947	(6,281,359)
Net unrealized appreciation (depreciation) on investments	33,373,554	23,127,446
Net Increase (Decrease) in Net Assets
Resulting from Operations	40,257,865	25,494,968

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,688,941)	(8,761,192)
Investor Shares	(3,620)	(9,327)
Total Dividends	(3,692,561)	(8,770,519)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	6,385,814	22,360,720
Investor Shares	95,129	1,173,458
Dividends reinvested:
Class M Shares	56,365	129,079
Investor Shares	1,613	4,215
Cost of shares redeemed:
Class M Shares	(21,911,743)	(62,887,729)
Investor Shares	—	(924,727)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(15,372,822)	(40,144,984)
Total Increase (Decrease) In Net Assets	21,192,482	(23,420,535)

Net Assets ($):
Beginning of Period	348,833,337	372,253,872
End of Period	370,025,819	348,833,337
Undistributed investment income—net	331,406	373,603

Capital Share Transactions (Shares:)
Class M Shares
Shares sold	560,652	2,219,800
Shares issued for dividends reinvested	4,920	12,757
Shares redeemed	(1,906,347)	(6,154,751)
Net Increase (Decrease) in Shares Outstanding	(1,340,775)	(3,922,194)

Investor Shares
Shares sold	8,224	114,744
Shares issued for dividends reinvested	141	415
Shares redeemed	—	(91,228)
Net Increase (Decrease) in Shares Outstanding	8,365	23,931

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares. See notes to financial statements.

The Funds 47

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-tions.These figures have been derived from each fund’s financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon Large Cap Stock Fund	(Unaudited)		2003 [a]	2002	2001[b]

Per Share Data ($):
Net asset value, beginning of period	8.16		7.77	9.52	12.50
Investment Operations:
Investment income—net[c]	.04		.06	.05	.03
Net realized and unrealized
gain (loss) on investments	1.04		.39	(1.59)	(2.97)
Total from Investment Operations	1.08		.45	(1.54)	(2.94)
Distributions:
Dividends from investment income—net	(.04)		(.06)	(.05)	(.03)
Dividends from net realized gain on investments	—		—	(.16)	(.01)
Total Distributions	(.04)		(.06)	(.21)	(.04)
Net asset value, end of period	9.20		8.16	7.77	9.52

Total Return (%)	13.35	[d]	5.76	(16.47)	(23.55)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.40	[d]	.81	.81	.75 [d]
Ratio of net investment income to average net assets	.41	[d]	.83	.56	.27 [d]
Portfolio Turnover Rate	23.51	[d]	56.96	44.26	45.08 [d]

Net Assets, end of period ($ x 1,000)	1,674,762		1,479,855	1,389,045	1,857,167
a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b	From October 2, 2000 (commencement of operations) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Not annualized.

See notes to financial statements.

			Investor Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon Large Cap Stock Fund	(Unaudited)		2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	8.16		7.77	9.52	9.99
Investment Operations:
Investment income (loss)—net[b]	.02		.04	.03	(.00)[c]
Net realized and unrealized
gain (loss) on investments	1.05		.39	(1.59)	(.47)
Total from Investment Operations	1.07		.43	(1.56)	(.47)
Distributions:
Dividends from investment income—net	(.03)		(.04)	(.03)	(.00)[c]
Dividends from net realized gain on investments	—		—	(.16)	—
Total Distributions	(.03)		(.04)	(.19)	(.00)[c]
Net asset value, end of period	9.20		8.16	7.77	9.52

Total Return (%)	13.09	[d]	5.50	(16.65)	(4.69)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.53	[d]	1.07	1.07	.23 [d]
Ratio of net investment income
(loss) to average net assets	.29	[d]	.56	.31	(.05)[d]
Portfolio Turnover Rate	23.51	[d]	56.96	44.26	45.08 [d]

Net Assets, end of period ($ x 1,000)	3,225		2,121	803	1,496
a From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.

See notes to financial statements.

The Funds 49

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon Income Stock Fund	(Unaudited)		2003 [a]	2002 [b]	2001 [c]

Per Share Data ($):
Net asset value, beginning of period	8.56		8.24	10.39	12.50
Investment Operations:
Investment income—net[d]	.08		.12	.11	.09
Net realized and unrealized
gain (loss) on investments	1.26		.37	(1.56)	(1.96)
Total from Investment Operations	1.34		.49	(1.45)	(1.87)
Distributions:
Dividends from investment income—net	(.09)		(.12)	(.11)	(.09)
Dividends from net realized gain on investments	(.14)		(.05)	(.59)	(.15)
Total Distributions	(.23)		(.17)	(.70)	(.24)
Net asset value, end of period	9.67		8.56	8.24	10.39

Total Return (%)	15.73	[e]	6.19	(14.94)	(15.12)[e]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.41	[e]	.83	.82	.77 [e]
Ratio of net investment income to average net assets	.86	[e]	1.48	1.19	.78 [e]
Portfolio Turnover Rate	40.27	[e]	12.82	30.35	30.28 [e]

Net Assets, end of period ($ x 1,000)	268,696		271,085	406,875	631,743
a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.There was no effect of this change for the period ended August 31, 2002 and the ratios were not affected by this change. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

c	From October 2, 2000 (commencement of operations) to August 31, 2001.
d	Based on average shares outstanding at each month end.
e	Not annualized.

See notes to financial statements.

			Investor Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon Income Stock Fund	(Unaudited)		2003	2002 [a]	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	8.58		8.25	10.40	10.66
Investment Operations:
Investment income—net[c]	.07		.10	.10	.02
Net realized and unrealized
gain (loss) on investments	1.26		.38	(1.57)	(.27)
Total from Investment Operations	1.33		.48	(1.47)	(.25)
Distributions:
Dividends from investment income—net	(.06)		(.10)	(.09)	(.01)
Dividends from net realized gain on investments	(.14)		(.05)	(.59)	—
Total Distributions	(.20)		(.15)	(.68)	(.01)
Net asset value, end of period	9.71		8.58	8.25	10.40

Total Return (%)	15.56	[d]	6.03	(15.15)	(2.32)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.53	[d]	1.09	1.09	.20 [d]
Ratio of net investment income to average net assets	.74	[d]	1.21	1.08	.16 [d]
Portfolio Turnover Rate	40.27	[d]	12.82	30.35	30.28 [d]

Net Assets, end of period ($ x 1,000)	995		1,080	586	163

a As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.There was no effect of this change for the period ended August 31, 2002 and the ratios were not affected by this change. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

b	From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Not annualized.

See notes to financial statements.

The Funds 51

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon Mid Cap Stock Fund	(Unaudited)		2003	[a]	2002	2001	[b]

Per Share Data ($):
Net asset value, beginning of period	11.07		9.92		11.20	12.50
Investment Operations:
Investment income—net[c]	.02		.05		.04	.02
Net realized and unrealized
gain (loss) on investments	1.76		1.13		(1.29)	(1.32)
Total from Investment Operations	1.78		1.18		(1.25)	(1.30)
Distributions:
Dividends from investment income—net	(.03)		(.03)		(.03)	(.00)[d]
Net asset value, end of period	12.82		11.07		9.92	11.20

Total Return (%)	16.14	[e]	11.94		(11.21)	(10.39)[e]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.45	[e]	.92		.93	.85	[e]
Ratio of net investment income to average net assets	.16	[e]	.47		.33	.14	[e]
Portfolio Turnover Rate	42.55	[e]	67.97		61.20	59.63	[e]

Net Assets, end of period ($ x 1,000)	1,214,096		1,073,837		839,075	850,110

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.

b	From October 2, 2000 (commencement of operations) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Amount represents less than $.01 per share.
e	Not annualized.

See notes to financial statements.

			Investor Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon Mid Cap Stock Fund	(Unaudited)		2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	11.03		9.90	11.19	11.32
Investment Operations:
Investment income (loss)—net[b]	.00	[c]	.02	(.00)[c]	(.00)[c]
Net realized and unrealized
gain (loss) on investments	1.77		1.13	(1.28)	(.13)
Total from Investment Operations	1.77		1.15	(1.28)	(.13)
Distributions:
Dividends from investment income—net	(.01)		(.02)	(.01)	—
Net asset value, end of period	12.79		11.03	9.90	11.19

Total Return (%)	16.01	[d]	11.66	(11.44)	(1.15)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.58	[d]	1.20	1.25	.20 [d]
Ratio of net investment income
(loss) to average net assets	.03	[d]	.19	(.00)[e]	(.03)[d]
Portfolio Turnover Rate	42.55	[d]	67.97	61.20	59.63 [d]

Net Assets, end of period ($ x 1,000)	21,352		18,117	736	140

a From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Funds 53

FINANCIAL HIGHLIGHTS (continued)

	Premier Shares

	Six Months Ended
	February 29, 2004	Year Ended
Mellon Mid Cap Stock Fund	(Unaudited)	August 31, 2003[a]

Per Share Data ($):
Net asset value, beginning of period	10.96	9.81
Investment Operations:
Investment (loss)—net[b]	(.04)	(.06)
Net realized and unrealized
gain (loss) on investments	1.76	1.21
Total from Investment Operations	1.72	1.15
Net asset value, end of period	12.68	10.96

Total Return (%)[c]	15.69	11.72

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets[c]	.95	1.95
Ratio of net investment (loss)
to average net assets[c]	(.34)	(.58)
Portfolio Turnover Rate	42.55 [c]	67.97

Net Assets, end of period ($ x 1,000)	13,994	14,996

a From the close of business on September 6, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon Small Cap Stock Fund	(Unaudited)		2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	13.17		10.95	11.99	12.50
Investment Operations:
Investment (loss)—net[c]	(.01)		(.00)[d]	(.03)	(.01)
Net realized and unrealized
gain (loss) on investments	2.28		2.22	(1.01)	(.50)
Total from Investment Operations	2.27		2.22	(1.04)	(.51)
Net asset value, end of period	15.44		13.17	10.95	11.99

Total Return (%)	17.24	[e]	20.27	(8.67)	(4.08)[e]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.50	[e]	1.03	1.05	.96 [e]
Ratio of net investment (loss) to average net assets	(.04)[e]		(.02)	(.27)	(.09)[e]
Decrease reflected in above expense ratios due to
undertakings by the Investment Advisor and Administrator	—		.01	.02	.04 [e]
Portfolio Turnover Rate	40.77	[e]	91.99	76.66	101.57 [e]

Net Assets, end of period ($ x 1,000)	751,938		558,172	350,873	151,440

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.

b	From October 2, 2000 (commencement of operations) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Amount represents less than $.01 per share.
e	Not annualized.

See notes to financial statements.

The Funds 55

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon Small Cap Stock Fund	(Unaudited)		2003	2002	2001[a]

Per Share Data ($):
Net asset value, beginning of period	13.08		10.90	11.98	11.95
Investment Operations:
Investment (loss)—net[b]	(.02)		(.03)	(.06)	(.01)
Net realized and unrealized
gain (loss) on investments	2.25		2.21	(1.02)	.04
Total from Investment Operations	2.23		2.18	(1.08)	.03
Net asset value, end of period	15.31		13.08	10.90	11.98

Total Return (%)	17.05	[c]	20.00	(9.02)	.25	[c]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.63	[c]	1.28	1.30	.19	[c]
Ratio of net investment (loss) to average net assets	(.16)[c]		(.27)	(.51)	(.06)[c]
Decrease reflected in above expense ratios due to
undertakings by the Investment Advisor and Administrator	—		.01	.02	.01	[c]
Portfolio Turnover Rate	40.77	[c]	91.99	76.66	101.57	[c]

Net Assets, end of period ($ x 1,000)	3,523		3,578	3,857	1

a From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon International Fund	(Unaudited)		2003 [a]	2002	2001	[b]

Per Share Data ($):
Net asset value, beginning of period	11.77		11.03	12.08	12.50
Investment Operations:
Investment income—net[c]	.00	[d]	.20	.18	.16
Net realized and unrealized
gain (loss) on investments	2.78		.68	(1.07)	(.58)
Total from Investment Operations	2.78		.88	(.89)	(.42)
Distributions:
Dividends from investment income—net	(.19)		(.14)	(.15)	(.00)[d]
Dividends from net realized gain on investments	—		—	(.01)	—
Total Distributions	(.19)		(.14)	(.16)	(.00)[d]
Net asset value, end of period	14.36		11.77	11.03	12.08

Total Return (%)	23.84	[e]	8.19	(7.39)	(3.33)[e]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.55	[e]	1.05	1.05	.96	[e]
Ratio of net investment income to average net assets	.02	[e]	1.99	1.59	1.31	[e]
Decrease reflected in above expense ratios due to
undertakings by the Investment Adviser and Administrator	.00	[e,f]	.07	.07	.08	[e]
Portfolio Turnover Rate	17.71	[e]	36.52	24.63	34.27	[e]

Net Assets, end of period ($ x 1,000)	1,189,561		820,568	543,566	398,759

a Effective December 16, 2002, MPAM shares were as redesignated as Class M shares.

b	From October 2, 2000 (commencement of operations) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Amount represents less than $.01 per share.
e	Not annualized.
f	Amount represents less than .01%.

See notes to financial statements.

The Funds 57

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon International Fund	(Unaudited)		2003	2002	2001[a]

Per Share Data ($):
Net asset value, beginning of period	12.13		11.34	12.08	11.98
Investment Operations:
Investment income (loss)—net[b]	(.00)[c]		.13	.24	(.00)[c]
Net realized and unrealized
gain (loss) on investments	2.83		.78	(.97)	.10
Total from Investment Operations	2.83		.91	(.73)	.10
Distributions:
Dividends from investment income—net	(.08)		(.12)	—	—
Dividends from net realized gain on investments	—		—	(.01)	—
Total Distributions	(.08)		(.12)	(.01)	—
Net asset value, end of period	14.88		12.13	11.34	12.08

Total Return (%)	23.44	[d]	8.24	(5.95)	.75	[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.67	[d]	1.30	1.30	.22	[d]
Ratio of net investment income (loss) to average net assets	(.04)[d]		1.10	2.16	(.01)[d]
Decrease reflected in above expense ratios due to
undertakings by the Investment Adviser and Administrator	.00	[d,e]	.06	.08	.01	[d]
Portfolio Turnover Rate	17.71	[d]	36.52	24.63	34.27	[d]

Net Assets, end of period ($ x 1,000)	476		308	2,588	28

a From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Amount represents less than .01%.

See notes to financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon Emerging Markets Fund	(Unaudited)		2003 [a]	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	14.92		12.33	11.86	12.50
Investment Operations:
Investment income—net[c]	.02		.22	.24	.28
Net realized and unrealized
gain (loss) on investments	4.17		2.77	.75	(.87)
Total from Investment Operations	4.19		2.99	.99	(.59)
Distributions:
Dividends from investment income—net	(.12)		(.12)	(.19)	(.05)
Dividends from net realized gain on investments	(.23)		(.28)	(.33)	(.00)[d]
Total Distributions	(.35)		(.40)	(.52)	(.05)
Net asset value, end of period	18.76		14.92	12.33	11.86

Total Return (%)	28.26	[e]	25.18	8.48	(4.68)[e]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.75	[e]	1.35	1.35	1.24 [e]
Ratio of net investment income to average net assets	.14	[e]	1.77	1.86	2.24 [e]
Decrease reflected in above expense ratios due to
undertakings by the Investment Adviser and Administrator	.01	[e]	.26	.33	.42 [e]
Portfolio Turnover Rate	17.71	[e]	26.43	55.00	44.74 [e]

Net Assets, end of period ($ x 1,000)	933,778		526,049	145,144	54,863

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.

b	From October 2, 2000 (commencement of operations) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Amount represents less than $.01 per share.
e	Not annualized.

See notes to financial statements.

The Funds 59

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares

	Six Months Ended
	February 29, 2004	Year Ended August 31,

Mellon Emerging Markets Fund	(Unaudited)	2003	2002	2001	[a]

Per Share Data ($):
Net asset value, beginning of period	15.00	12.38	11.92	12.17
Investment Operations:
Investment income (loss)—net[b]	(.00)[c]	.17	.11	.03
Net realized and unrealized
gain (loss) on investments	4.19	2.82	.86	(.28)
Total from Investment Operations	4.19	2.99	.97	(.25)
Distributions:
Dividends from investment income—net	(.08)	(.09)	(.18)	—
Dividends from net realized gain on investments	(.23)	(.28)	(.33)	—
Total Distributions	(.31)	(.37)	(.51)	—
Net asset value, end of period	18.88	15.00	12.38	11.92

Total Return (%)	28.11 [d]	24.99	8.26	(2.06)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.87 [d]	1.60	1.60	.23	[d]
Ratio of net investment income (loss) to average net assets	(.02)[d]	1.12	.88	.03	[d]
Decrease reflected in above expense ratios due to
undertakings by the Investment Adviser and Administrator	.01 [d]	.25	.30	.04	[d]
Portfolio Turnover Rate	17.71 [d]	26.43	55.00	44.74	[d]

Net Assets, end of period ($ x 1,000)	663	313	684	1

a From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.

See notes to financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon Balanced Fund	(Unaudited)		2003 [a]	2002 [b]	2001	[c]

Per Share Data ($):
Net asset value, beginning of period	10.79		10.28	11.39	12.50
Investment Operations:
Investment income—net[d]	.11		.25	.31	.32
Net realized and unrealized
gain (loss) on investments	1.16		.51	(.92)	(1.11)
Total from Investment Operations	1.27		.76	(.61)	(.79)
Distributions:
Dividends from investment income—net	(.12)		(.25)	(.30)	(.32)
Dividends from net realized gain on investments	—		—	(.20)	—
Total Distributions	(.12)		(.25)	(.50)	(.32)
Net asset value, end of period	11.94		10.79	10.28	11.39

Total Return (%)	11.79	[e]	7.68	(5.70)	(6.38)[e]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.29	[e]	.62	.63	.59	[e]
Ratio of net investment income to average net assets	1.01	[e]	2.41	2.81	2.70	[e]
Decrease reflected in above expense ratios due to
undertakings by the Investment Adviser and Administrator	—		—	.00 [f]	.00	[e,f]
Portfolio Turnover Rate	32.73	[e]	83.22	90.36	75.62	[e]

Net Assets, end of period ($ x 1,000)	369,448		348,402	372,089	412,801

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.

b	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by $.00, decrease net realized and unrealized gain (loss) on investments per share by $.00 and increase the ratio of net investment income to average net assets from 2.79% to 2.81%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

c	From October 2, 2000 (commencement of operations) to August 31, 2001.
d	Based on average shares outstanding at each month end.
e	Not annualized.
f	Amount represents less than .01%.

See notes to financial statements.

The Funds 61

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
	February 29, 2004		Year Ended August 31,

Mellon Balanced Fund	(Unaudited)		2003	2002 [a]	2001[b]

Per Share Data ($):
Net asset value, beginning of period	10.79		10.27	11.39	11.53
Investment Operations:
Investment income—net[c]	.10		.23	.27	.04
Net realized and unrealized
gain (loss) on investments	1.15		.51	(.91)	(.13)
Total from Investment Operations	1.25		.74	(.64)	(.09)
Distributions:
Dividends from investment income—net	(.08)		(.22)	(.28)	(.05)
Dividends from net realized gain on investments	—		—	(.20)	—
Total Distributions	(.08)		(.22)	(.48)	(.05)
Net asset value, end of period	11.96		10.79	10.27	11.39

Total Return (%)	11.64	[d]	7.52	(5.91)	(.88)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.42	[d]	.87	.89	.16 [d]
Ratio of net investment income to average net assets	.88	[d]	2.13	2.45	.32 [d]
Decrease reflected in above expense ratios due to
undertakings by the Investment Adviser and Administrator	—		—	.00 [e]	—
Portfolio Turnover Rate	32.73	[d]	83.22	90.36	75.62 [d]

Net Assets, end of period ($ x 1,000)	578		431	165	1

a As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 2.43% to 2.45%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

b	From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified equity funds and balanced fund: Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund and Mellon Balanced Fund (each, a “fund” and collectively, the “funds”). Mellon Large Cap Stock Fund seeks investments returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor’s 500 Composite Stock Price Index. Mellon Income Stock Fund seeks to exceed the total return performance of the Russell 1000 Value Index over time. Mellon Mid Cap Stock Fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor’s MidCap 400 Index. Mellon Small Cap Stock Fund seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor’s SmallCap 600 Index. Mellon International Fund and Mellon Emerging Markets Fund seek long-term capital growth. Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon Mid Cap Stock Fund. Dreyfus Premier shares of Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

On September 6, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Small Company Stock Fund (“Premier Small Company Fund”), a series of The Dreyfus/Laurel Funds, Inc., were transferred to MPAM Mid Cap Stock Fund (now known as Mellon Mid Cap Stock Fund) in exchange for shares of beneficial interest of MPAM Mid Cap Stock Fund’s MPAM shares, Investor shares and Dreyfus Premier shares of equal value. Holders of Class A, Class C and Class T shares of Premier Small Company Fund received Investor shares of MPAM Mid Cap Stock Fund, holders of Class B shares of Premier Small Company Fund received Dreyfus Premier shares of MPAM Mid Cap Stock Fund and holders of Class R shares of Premier Small Company Fund received MPAM shares (now designated as Class M shares) of MPAM Mid Cap Stock Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Small Company Fund at the time of the exchange. MPAM Mid Cap Stock Fund’s net asset value on September 6, 2002 was $9.83 per share for its MPAM shares, $9.81 per share for its Investor shares and, after the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reorganization, $9.81 per share for its Dreyfus Premier shares, and a total of 18,726,817 MPAM shares, 1,746,630 Investor shares and 1,850,160 Dreyfus Premier shares, representing net assets of $184,065,900 MPAM shares, $17,131,194 Investor shares and $18,147,908 Dreyfus Premier shares (including $13,268,450 net unrealized appreciation on investments), were issued to Premier Small Company Fund’s shareholders in the exchange. The exchange was a tax-free event to shareholders.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. The funds price securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust’s Board. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

Mellon Balanced Fund (Debt securities):

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund’s debt securities) are carried at value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust’s Board.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds may lend securities to certain qualified insti-tutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus as shown in the relevant funds’ Statements of Investments. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the

The Funds 64

funds would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Foreign currency transactions: Mellon Emerging Markets Fund and Mellon International Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(f) Foreign currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts,a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts,a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. As of February 29, 2004, there were no open forward currency exchange contracts. Funds may also enter into foreign exchange contracts at the prevailing spot rate in order to facilitate the settlement of purchases and sales of foreign securities. Table 1 summarizes open foreign exchange contracts for Mellon International Fund and Mellon Emerging Markets Fund at February 29, 2004.

The Funds 65

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Concentration of risk: Mellon Emerging Markets Fund invests in equity securities traded on the stock markets of emerging market countries, which can be extremely volatile due to political, social and economic factors. Risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, less diverse, less mature economic structures and less liquidity.

(h) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. Mellon Large Cap Stock Fund, Mellon Income Stock Fund and Mellon Balanced Fund declare and pay dividends from investment income-net monthly. Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon merging Markets Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Table 1.

Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Australian Dollar, expiring 3/2/2004	1,419,519	1,092,604	1,098,424	5,820
Japanese Yen, expiring 3/1/2004	6,685,910	611,149	612,268	1,119
Sales:		Proceeds ($)
Norwegian Krone, expiring 3/1/2004	2,711,653	383,815	386,931	(3,116)
Norwegian Krone, expiring 3/2/2004	6,165,425	874,404	879,757	(5,353)
Total				(1,530)

Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
British Pound, expiring 3/2/2004	1,254,021	2,325,331	2,340,505	15,174
Hong Kong Dollar, expiring 3/1/2004	2,305,148	296,177	296,131	(46)
Hungarian Forint, expiring 3/2/2004	73,417,206	356,827	357,435	608
Israeli Shekel, expiring 3/1/2004	1,042,564	232,611	232,248	(363)
South African Rand, expiring 3/2/2004	16,568,078	2,504,622	2,512,675	8,053
Thai Baht, expiring 3/2/2004	50,107,966	1,276,636	1,225,875	(50,761)
Total				(27,335)

(i) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2003.

Table 3 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2003.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65 of 1% of the Mellon Large Cap Stock Fund, .65 of 1% of the Mellon Income Stock Fund, .75 of 1% of the Mellon Mid Cap Stock Fund, .85 of 1% of the Mellon Small Cap Stock Fund, .85 of 1% of the Mellon International Fund, 1.15% of the Mellon Emerging Markets Fund and .65 of 1% (equity investments), .40 of 1% (debt securities) and .15 of 1% (money market investments and other underlying Mellon funds) of the Mellon Balanced Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and

Table 2.

Expiring in fiscal	2008 ($)†	2009 ($)†	2010 ($)†	2011 ($)†	Total ($)

Mellon Large Cap Stock Fund	—	—	62,558,771	99,471,400	162,030,171
Mellon Income Stock Fund	—	—	—	3,414,716	3,414,716
Mellon Mid Cap Stock Fund	—	9,524,340	5,739,855	28,035,151	43,299,346
Mellon Small Cap Stock Fund	5,772,526	11,067,443	3,135,651	15,193,163	35,168,783
Mellon International Fund	—	—	230,239	22,920,330	23,150,569
Mellon Balanced Fund	—	—	5,009,989	9,931,718	14,941,707
† If not applied, the carryovers expire in the above years.

Table 3.

	Ordinary	Long-Term
	Income ($)	Capital Gains ($)

Mellon Large Cap Stock Fund	11,008,300	—
Mellon Income Stock Fund	4,478,849	2,327,677
Mellon Mid Cap Stock Fund	3,072,127	—
Mellon International Fund	7,521,834	—
Mellon Emerging Markets Fund	5,127,435	538,298
Mellon Balanced Fund	8,770,519	—

The Funds 67

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion
$6 billion up to $12 billion
In excess of $12 billion

No administration fee is applied to assets held by the Mellon Balanced Fund which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon had agreed, until September 30, 2003, to waive receipt of its fees and/or to reimburse a portion of the indicated fund’s expenses, exclusive of taxes, interest, brokerage commissions, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses would not exceed, in the aggregate, the rate per annum of the fund’s average daily net assets listed below:

1.05% of the Mellon International Fund and 1.35% of the Mellon Emerging Markets Fund. Table 4 summarizes the amounts waived during the period ended February 29, 2004.

Table 4.

Mellon International Fund	$35,251
Mellon Emerging Markets Fund	75,966

During the period ended February 29, 2004, the Distributor retained $13,132 from the contingent deferred sales charge on redemptions of the Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of 1% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 29, 2004, Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $53,230 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services.

Table 5.

Mellon Large Cap Stock Fund	$3,246
Mellon Income Stock Fund	1,334
Mellon Mid Cap Stock Fund,
Investor shares	24,873
Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	17,743
Mellon Small Cap Stock Fund	4,040
Mellon International Fund	278
Mellon Emerging Markets Fund	512
Mellon Balanced Fund	611

All funds except Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon under a Custody Agreement with Mellon, and Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon Trust of New England, N.A. under a Custody Agreement with Mellon Trust of New England, N.A. for providing custodial services for the relevant

68

funds. Table 6 summarizes the amounts the funds were charged during the period ended February 29, 2004, pursuant to the custody agreements.

Table 6.

Mellon Large Cap Stock Fund	$62,380
Mellon Income Stock Fund	13,185
Mellon Mid Cap Stock Fund	49,306
Mellon Small Cap Stock Fund	45,980
Mellon International Fund	526,431
Mellon Emerging Markets Fund	805,300
Mellon Balanced Fund	21,465

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 for each in-person meeting and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.

(e) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use collateral received in connection with lending the funds’ securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by Dreyfus in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

Table 7 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 29, 2004.

Table 8 summarizes accumulated net unrealized appreciation on investments for each fund at February 29, 2004:

At February 29, 2004, the cost of investments for each fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 7.

	Purchases ($)	Sales ($)

Mellon Large Cap Stock Fund	376,248,157	366,758,976
Mellon Income Stock Fund	107,492,758	145,932,892
Mellon Mid Cap Stock Fund	490,531,181	526,184,783
Mellon Small Cap Stock Fund	343,778,913	262,831,111
Mellon International Fund	325,607,589	169,298,285
Mellon Emerging Markets Fund	338,870,926	122,863,813
Mellon Balanced Fund	116,789,913	126,203,705
	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)

Mellon Large Cap Stock Fund	477,175,680	10,962,302	466,213,378
Mellon Income Stock Fund	78,951,932	930,399	78,021,533
Mellon Mid Cap Stock Fund	294,486,334	15,330,582	279,155,752
Mellon Small Cap Stock Fund	171,779,601	8,339,476	163,440,125
Mellon International Fund	236,846,834	5,948,759	230,898,075
Mellon Emerging Markets Fund	227,102,806	5,349,678	221,753,128
Mellon Balanced Fund	67,466,195	1,252,380	66,213,815

			The Funds 69

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended February 29, 2004, the funds did not borrow under the line of credit with the exception of Mellon Mid Cap Stock Fund, Mellon Income Stock Fund and Mellon Balanced Fund.

The average daily amount of borrowings outstanding under the line of credit during the period ended February 29, 2004 for the Mellon Income Stock Fund was approximately $39,000, with a related weighted average annualized interest rate of 1.48%.

The average daily amount of borrowings outstanding under the line of credit during the period ended February 29, 2004 for the Mellon Mid Cap Stock Fund was approximately $18,200, with a related weighted average annualized interest rate of 1.56%.

The average daily amount of borrowings outstanding under the line of credit during the period ended February 29, 2004 for the Mellon Balanced Fund was approximately $54,700, with a related weighted average annualized interest rate of 2.40%.

For More Information

To obtain information:

By telephone Private Wealth Management (PWM) Clients,
please contact your Account Officer or call 1-888-281-7350.
Brokerage Clients of Mellon Private Wealth Advisors (MPWA),
please contact your financial representative or
call 1-800-830-0549-Option 2. Individual Account holders,
please call Dreyfus at 1-800-896-8167.

By mail PWM Clients, write to your Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your
financial representative
P.O. Box 9012
Hicksville, NY 11802–9012

Individual Account Holders, write to:
Mellon Funds
P.O. Box 55268
Boston, MA 02205–8502

A description of the policies and procedures that the
fund uses to determine how to vote proxies relating
to portfolio securities is available, without charge,
by calling the telephone number listed above, or
by visiting the SEC’s website at http://www.sec.gov

©2004 Dreyfus Service Corporation

Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser
Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Sub-Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Domestic Equity Funds:
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

International and Emerging Markets Funds:
Mellon Trust of New England, N.A.
One Boston Place
Boston, MA 02108

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

MFTSA0204-EQ

The Mellon Funds

Mellon Bond Fund
Mellon Intermediate Bond Fund
Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT February 29, 2004

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Bond Fund	3
Mellon Intermediate Bond Fund	5
Mellon Short-Term U.S.
Government Securities Fund	7
Statements of Investments	9
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	27

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for The Mellon Funds covers the period from September 1, 2003, through February 29, 2004. On the following pages, you’ll find important information on each fund’s management during this period as well as discussions with each fund manager.

The stock market rally that began during the spring of 2003 remained in place through the end of the reporting period. With the U.S. and global economies on firmer footing, corporate spending and investment began to improve after several years of cost-cutting. Earnings reports generally contained more positive surprises than negative ones. Fixed-income yields have been volatile but are likely to remain at very low levels in the immediate future.

While we believe that the prospects for financial assets remain generally positive over the long term, investors should be prepared to weather day-to-day volatility in the broad markets. As always, we encourage you to talk with your portfolio manager regularly should you have any questions about your investments in The Mellon Funds, or any other matter relating to your relationship with Mellon.

Thank you for your continued confidence in Mellon.

Sincerely,

Lawrence P. Keblusek

President

The Mellon Funds

March 15, 2004

DISCUSSION OF FUND PERFORMANCE

Eric N. Gutterson, CFA, Portfolio Manager

How did Mellon Bond Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund’s Class M shares achieved a total return of 4.65%, and its Investor shares achieved a total return of 4.51%.1 In comparison, the Lehman Brothers U.S. Aggregate Index (the “Index”), the fund’s benchmark, achieved a total return of 4.92% for the same period.2 The average total return of all funds reported in the Lipper Intermediate Investment Grade Debt Funds category was 4.66% for the same period.3

We attribute the fund and bond market’s performance to the Federal Reserve Board’s (the “Fed”) patient approach by not raising short-term interest rates despite an improving U.S. economy. The fund’s total returns were in line with the Lipper category average and slightly lower than the Index, which we attribute to its relatively defensive investment posture, including an average duration — a measure of sensitivity to changing interest rates — that was shorter than average for most of the reporting period.

What is the fund’s investment approach?

The fund seeks to outperform the Lehman Brothers U.S. Aggregate Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds.The fund’s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration will not exceed eight years.

What other factors influenced the fund’s performance?

The fund was influenced by the growing asymmetry between a recovering U.S. economy and the Fed’s still accommodative monetary policy. Historically, when the economy begins to expand at a relatively rapid rate, the Fed attempts to forestall inflationary pressures by raising short-term interest rates. However, the current economic recovery appears to be somewhat different from past rebounds in that inflationary pressures so far appear to be virtually absent, as evidenced by benign inflation measures to date such as the Consumer Price Index, which, until recently, kept the Fed more concerned about potential deflationary forces than inflationary ones. An additional factor has been the relatively weak domestic labor market. As a result, the Fed has kept the federal funds rate unchanged at 1% during the reporting period, and it has repeatedly reaffirmed its commitment to keeping interest rates low.

The conflicting signals sent by a growing economy and an accommodative Fed policy led to heightened short-term volatility in most segments of the bond market. However, when viewed from the perspective of the overall reporting period, long-term bond prices rose modestly, producing total returns slightly greater than their coupons.

In this uncertain market environment, we defensively positioned the fund’s average duration in a range we considered shorter than average to guard against the eroding effects of potentially higher interest rates.This positioning modestly hurt the fund’s returns when bond yields ended the reporting period at slightly lower levels than at the start of the reporting period. In addition, the fund’s performance relative to its benchmark was hurt by its overweight position in mortgage-backed securities, which produced relatively

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

lack-luster returns as many homeowners continued to refinance their mortgages, increasing return of principal to bondholders through higher prepayments.

However, the fund’s emphasis on corporate bonds early in the reporting period proved beneficial to the fund’s performance. Corporate bonds continued to perform well as business conditions improved in the recovering economy. The fund received particularly strong results from bonds of issuers in the cable television, media and automobile industries.

What is the fund’s current strategy?

Because we believe that the Fed’s next move — the timing of which is uncertain — is more likely to be an increase in short-term interest rates, we have continued to maintain the fund’s relatively conservative investment posture.As of the end of the reporting period, the fund’s average duration remained slightly shorter than average. In addition, we have positioned the portfolio with a “barbell” structure in which the fund’s average duration is a blend of concentrations of securities at the short and long ends of the maturity range, rather than focusing on securities with maturities in the middle of the range. This strategy is designed to better position the fund for anticipated higher interest rates.

In addition, we have taken steps to upgrade the fund’s credit quality by reducing its holdings of corporate bonds, locking in profits on corporate issues that have reached what we consider to be full valuations.We have redeployed a portion of those proceeds into U.S. government agency securities, which in some cases we believe represent more attractive values than similar maturity, higher-quality corporate bonds.As a result, the fund ended the reporting period with only a slightly greater exposure to corporate bonds than the Index, but with an emphasis on select longer-maturity issues that we believe are still fundamentally attractive. We are maintaining a generally underweight position in U.S. Treasury securities, which we believe continue to offer unattractively low yields. Of course, we are prepared to change the fund’s composition and duration management strategy as market conditions evolve.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

4

DISCUSSION OF FUND PERFORMANCE

Lawrence R. Dunn, Portfolio Manager

How did Mellon Intermediate Bond Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund’s Class M shares achieved a total return of 3.99%, and its Investor shares achieved a total return of 3.87%.1 In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”), the fund’s benchmark, achieved a 4.32% total return for the same period.2 The average total return of all funds reported in the Lipper Intermediate Investment Grade Debt Funds category was 4.66% for the same period.3

Although bond prices generally ended the reporting period slightly higher from where they began at the start of the reporting period, these results masked heightened day-to-day market volatility as investors generally reacted to a strengthening economy and the possibility of higher short-term interest rates. While the fund’s relatively short average duration — a measure of sensitivity to changing interest rates — helped it weather the market’s volatility, it also caused the fund to produce lower total returns than the Index and the Lipper category average during the reporting period.

What is the fund’s investment approach?

The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level.To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund’s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the invest-

ment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose individual securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund’s performance?

The fund and bond market’s performance was primarily influenced by investors’ changing expectations for the U.S. economy. When the reporting period began, the bond market had just experienced a sharp summertime sell-off among intermediate-term securities as new data suggested that the economy was recovering more robustly than many investors previously expected. Indeed, it was later revealed that U.S. Gross Domestic Product expanded at an 8.2% annualized rate during the third quarter of 2003, its highest quarterly growth rate in nearly 20 years.

Although investors’ reactions to the strengthening economy caused bond prices to fluctuate over the near term, the market gradually recovered as it became clearer that the U.S. labor market remained weak and there were few inflationary pressures that might cause the Federal Reserve Board (the “Fed”) to begin raising interest rates. In fact, throughout the reporting period, the Fed kept the federal funds rate unchanged at 1%, a 45-year low.

In this uncertain market environment, we adopted a defensive investment posture, setting the fund’s average duration in a range we considered shorter than average. This positioning was designed to manage poten-

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

tial market volatility and give us the flexibility we needed to capture higher yields if interest rates began to rise. However, short-term rates remained steady and longer-term bond yields declined modestly as investors’ inflation concerns waned, causing the fund’s total returns to lag the Index.

The fund offset some of the effects of its relatively short average duration by maintaining a slightly longer than average duration among its holdings of corporate bonds, which performed well as business conditions generally improved for issuers. The fund’s holdings of corporate bonds from issuers in the automobile industry provided particularly strong results during the reporting period. The fund also benefited from small positions in asset-backed securities and commercial mortgage-backed securities, which are not contained in the Index.

The fund’s composition changed somewhat during the reporting period as we gradually reduced its holdings of mortgage-backed securities issued by U.S. government agencies. Although these securities performed relatively well when mortgage refinancing activity among homeowners began to abate from record levels, during the reporting period we found what we believed to be better values among U.S. government agency debentures, and we shifted assets from mortgage-backed securities to agency debt.

What is the fund’s current strategy?

Although the timing of the Fed’s next move is uncertain, we currently believe it is likely it will move toward raising short-term interest rates. Therefore, we have continued to maintain the fund’s defensive posture, including an average duration that is modestly shorter than that of the Index.The fund also had a slightly overweight position in short-term U.S. government agency debentures. However, in an effort to capture incrementally higher yields, we have allocated slightly more assets to corporate bonds than the Index holds. Of course, we are prepared to change our strategies as bond market conditions evolve.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

6

DISCUSSION OF FUND PERFORMANCE

Lawrence R. Dunn, Portfolio Manager

How did Mellon Short-Term U.S. Government Securities Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund achieved total returns of 1.86% for its Class M shares and 1.46% for its Investor shares.1 In comparison, the Lehman Brothers 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 1.94% for the same period.2 The average total return of all funds reported in the Lipper Short U.S. Government Funds category was 1.52% for the same period.3

The fund’s performance was primarily influenced during the reporting period by greater economic growth and the possibility that the Federal Reserve Board (the “Fed”) might raise short-term interest rates if renewed inflationary forces begin to emerge. Although the fund maintained a relatively defensive investment posture in the uncertain interest-rate environment, its sector allocation and security selection strategies enabled it to produce total returns that were better than its Lipper category average, and slightly lower than the Index.

What is the fund’s investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capi-tal.To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home

Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund’s performance?

Short-term U.S. government securities were primarily influenced during the reporting period by investors’ changing expectations for the U.S. economy.Although short-term securities were affected less than longer-term bonds, the overall market had just experienced a sharp summertime sell-off when the reporting period began, as new data suggested that the economy was recovering more robustly than many investors previously expected. It was later revealed that U.S. Gross Domestic Product expanded at an 8.2% annualized rate during the third quarter of 2003, its highest quarterly growth rate in nearly 20 years.

As the reporting period progressed, however, it became clearer that the U.S. labor markets remained weak and few inflationary pressures had emerged that might cause the Fed to begin raising interest rates. In fact, throughout the reporting period, the Fed kept the federal funds rate unchanged at 1%, a 45-year low, and it repeatedly stated its commitment to maintaining low interest rates to stimulate further economic growth.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

In this environment, we adopted a relatively defensive investment posture, setting the fund’s average duration — a measure of sensitivity to changing interest rates —in a range that was slightly shorter than that of the Index.This positioning was designed to manage potential market volatility and give us the flexibility we needed to capture higher yields if interest rates began to rise. However, short-term rates remained steady, and the fund’s defensive duration posture proved to be a slight drag on its performance.

We offset the effects of the fund’s shorter than average duration with a sector allocation strategy that generally emphasized higher-yielding mortgage-backed securities from U.S. government agencies and de-emphasized lower-yielding U.S. Treasury securities. As more homeowners prepaid existing mortgages and refinanced at lower rates, effectively returning principal to bondhold-ers, the fund’s holdings of shorter-term mortgage-backed securities saw their durations shrink. We attempted to maintain the fund’s overall duration posture by selling some of its shorter-term mortgages and reinvesting the proceeds in securities with somewhat longer maturities, including “seasoned” 15-year mortgages.

What is the fund’s current strategy?

Although the timing of the Fed’s next move is uncertain, we currently believe it is likely it will move toward raising short-term interest rates. Therefore, we have continued to maintain the fund’s defensive posture, including an average duration that is modestly shorter than that of the Index. In addition, because yield differences among U.S. government securities of various maturities currently have been narrower than historical norms, it has made little sense to us to incur the additional risks a longer duration posture typically entails. Of course, we are prepared to change our strategies as bond market conditions evolve.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LEHMAN BROTHERS — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 1-3Year U.S. Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

8

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

The Funds 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Bond Fund (continued)

Mellon Bond Fund (continued)

a All or a portion of these securities are on loan.At February 29, 2004 the total market value of the fund’s securities on loan is $114,465,961 and the total market value of the collateral held by the fund is $118,411,647, consisting of cash collateral of $109,826,897 and letters of credit valued at $8,584,750.

b	Variable rate security—interest rate subject to periodic change.
c	Notional face amount shown.
d	Purchased on a forward commitment basis.
e	Investment in affiliated money market mutual fund.

See notes to financial statements.

The Funds 11

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon Intermediate Bond Fund

Mellon Intermediate Bond Fund (continued)

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Intermediate Bond Fund (continued)

a All or a portion of these securities are on loan.At February 29, 2004, the total market value of the fund’s securities on loan is $136,971,139 and the total market value of the collateral held by the fund is $140,930,982, consisting of cash collateral of $132,422,615, U.S. Government and agency securities valued at $2,159,017 and letters of credit valued at $6,349,350.

b	Variable rate security—interest rate subject to periodic change.
c	Notional face amount shown.
d	Investment in affiliated money market mutual fund.

See notes to financial statements.

14

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon Short-Term U.S. Government Securities Fund

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Short-Term U.S. Government Securities Fund (continued)

a Variable rate security—interest rate subject to periodic change.
b	All or a portion of these securities are on loan.At February 29, 2004, the total market value of the fund’s securities on loan is $48,217,584 and the total market value of the collateral held by the fund is $49,781,754, consisting of cash collateral of $40,427,165, U.S. Government and agency securities valued at $6,144,439 and letters of credit valued at $3,210,150.

c	Investment in affiliated money market mutual fund.

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2004 (Unaudited)

The Funds 17

STATEMENT OF OPERATIONS

Year Ended February 29, 2004 (Unaudited)

18

STATEMENT OF CHANGES IN NET ASSETS

	Mellon Bond Fund		Mellon Intermediate Bond Fund	
	Six Months Ended February 29, 2004 (Unaudited)	Year Ended August 31, 2003[a]	Six Months Ended February 29, 2004 (Unaudited)	Year Ended August 31, 2003[a]
Operations ($):				
Investment income–net	16,583,336	39,193,876	8,082,273	17,851,680
Net realized gain (loss) on investments	743,773	21,021,492	1,678,634	11,634,071
Net unrealized appreciation (depreciation) on investments	20,971,969	(16,559,641)	9,388,073	(8,743,236)
Net Increase (Decrease) in Net Assets Resulting from Operations	**38,299,078**	**43,655,727**	**19,148,980**	**20,742,515**
Dividends to Shareholders from ($):				
Investment income–net:				
Class M Shares	(19,002,545)	(42,669,078)	(10,086,910)	(20,497,599)
Investor Shares	(71,788)	(166,606)	(8,116)	(11,727)
Net realized gain on investments:				
Class M Shares	(17,018,671)	(1,932,363)	(9,166,862)	(3,417,469)
Investor Shares	(61,689)	(7,703)	(8,352)	(1,910)
Total Dividends	**(36,154,693)**	**(44,775,750)**	**(19,270,240)**	**(23,928,705)**
Beneficial Interest Transactions ($):				
Net proceeds from shares sold:				
Class M Shares	40,111,935	69,550,829	70,633,746	114,141,992
Investor Shares	477,126	1,365,325	276,091	252,744
Dividends reinvested:				
Class M Shares	13,373,123	5,946,666	6,921,839	3,875,914
Investor Shares	61,829	60,655	11,472	7,230
Cost of shares redeemed:				
Class M Shares	(68,131,770)	(194,103,171)	(27,197,051)	(84,328,525)
Investor Shares	(990,360)	(1,238,201)	(109,661)	(74,088)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	**(15,098,117)**	**(118,417,897)**	**50,536,436**	**33,875,267**
Total Increase (Decrease) In Net Assets	**(12,953,732)**	**(119,537,920)**	**50,415,176**	**30,689,077**
Net Assets ($):				
Beginning of Period	850,324,973	969,862,893	467,928,329	437,239,252
End of Period	**837,371,241**	**850,324,973**	**518,343,505**	**467,928,329**
Undistributed (distributions in excess of) investment income–net	(1,948,879)	542,118	(1,536,450)	476,303
Capital Share Transactions (Shares):				
Class M Shares				
Shares sold	3,076,985	5,306,287	5,419,184	8,676,341
Shares issued for dividends reinvested	1,041,509	454,834	537,992	295,911
Shares redeemed	(5,233,582)	(14,835,802)	(2,081,936)	(6,433,388)
Net Increase (Decrease) in Shares Outstanding	**(1,115,088)**	**(9,074,681)**	**3,875,240**	**2,538,864**
Investor Shares				
Shares sold	37,068	102,758	21,006	19,158
Shares issued for dividends reinvested	4,799	4,641	885	547
Shares redeemed	(75,817)	(93,660)	(8,303)	(5,502)
Net Increase (Decrease) in Shares Outstanding	**(33,950)**	**13,739**	**13,588**	**14,203**

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares. See notes to financial statements.

The Funds 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares. See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-tions.These figures have been derived from each fund’s financial statements.

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealizd gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.32% to 5.19%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

c	From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
d	Based on average shares outstanding at each month end.
e	Not annualized.
f	Annualized.
g	Amount represents less than .01%.
h	The portfolio turnover rate excluding mortgage dollar rollover transactions was 59.63%.

See notes to financial statements.

The Funds 21

FINANCIAL HIGHLIGHTS (continued)

a As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealizd gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.08% to 4.96%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

b	From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	Amount represents less than .01%.
g	The portfolio turnover rate excluding mortgage dollar rollover transactions was 59.63%.

See notes to financial statements.

22

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealizd gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 5.15% to 4.81%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

c	From October 2, 2000 (commencement of operations) to August 31, 2001.
d	Based on average shares outstanding at each month end.
e	Not annualized.
f	Annualized.
g	Amount represents less than .01%.

See notes to financial statements.

The Funds 23

FINANCIAL HIGHLIGHTS (continued)

a As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealizd gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 4.90% to 4.51%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

b	From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

24

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealizd gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from 4.47% to 4.07% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

c	From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
d	Based on average shares outstanding at each month end.
e	Amount represents less than $.01.
f	Not annualized.
g	Annualized.
h	Amount represents less than .01%.

See notes to financial statements.

The Funds 25

FINANCIAL HIGHLIGHTS (continued)

a As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealizd gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from and 3.94% to 3.54%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

b	From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified fixed income funds: Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). Mellon Bond Fund investment objective is to seek to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. Mellon Intermediate Bond Fund investment objective is to seek to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. Mellon Short-Term U.S. Government Securities Fund investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attribut-

able to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund’s debt securities) are valued by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type;indications as to values from dealers;and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust’s Board.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Funds 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The funds may lend securities to certain qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus as shown in the relevant funds’ Statements of Investments.The funds will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(e) Dividends to shareholders: Dividends payable to

shareholders are recorded by the funds on the ex-dividend date.The funds declare and pay dividends from investment income-net monthly.With respect to each series,dividends from net realized capital gain, if any, are normally declared and paid annually,but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations,which may differ from generally accepted accounting principles. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from accounting principles generally accepted in the United States.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.For federal income tax purposes,each series is treated as a single entity for the purpose of determining such qualification.

Table 1 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2003.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates:.40 of 1% of the Mellon Bond Fund,.40 of 1% of the Mellon Intermediate Bond Fund

28

Table 1.

	Ordinary	Long-Term
	Income ($)	Capital Gains ($)

Mellon Bond Fund	44,477,811	297,939
Mellon Intermediate Bond Fund	21,131,03	2,797,674
Mellon Short-Term U.S.
Government Securities Fund	4,182,321	150,028

and .35 of 1% of the Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion
$6 billion up to $12 billion
In excess of $12 billion

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon had agreed, until September 30, 2003, to waive receipt of its fees and/or to reimburse a portion of each fund’s expenses, exclusive of taxes, interest, brokerage commissions, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses do not exceed, in the aggregate, the rate per annum of the fund’s average daily net assets listed below:

.55 of 1% of the Mellon Bond Fund, .56 of 1% of the Mellon Intermediate Bond Fund and .55 of 1% of the Mellon Short-Term U.S. Government Securities Fund. summarizes the amounts waived during the period ended September 30, 2003.

Table 2.

Mellon Bond Fund	$15,203
Mellon Intermediate Bond Fund	1,491

Mellon Short-Term
U.S. Government Securities Fund	985

(b) provision of cer-

The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 3 summarizes the amounts Investor shares were charged during the period ended February 29, 2004, pursuant to the Shareholder Services Plan.

Table 3.

Mellon Bond Fund	$4,271
Mellon Intermediate Bond Fund	506
Mellon Short-Term U.S.
Government Securities Fund	2

The funds compensate Mellon Bank, N.A., an affiliate of the Manager under a Custody Agreement for providing custodial services for the funds. Table 4 summarizes the amounts the funds were charged during the period ended February 29, 2004, pursuant to the custody agreements.

Table 4.

Mellon Bond Fund	$37,852
Mellon Intermediate Bond Fund	21,037
Mellon Short-Term U.S.
Government Securities Fund	9,617

The Funds 29

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 for each in-person meeting and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.

(d) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund’s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the 1940 Act.

NOTE 4—Securities Transactions:

Table 5 summarizes each fund’s aggregate amount of purchases and sales of investment securities (including paydowns) excluding short-term securities, during the period ended February 29, 2004, of which 26,010,355 in purchases and 26,109,963 in sales were from dollar roll transactions in the Mellon Bond Fund.

Table 6 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 29, 2004.

At February 29, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended February 29, 2004, the funds did not borrow under the line of credit.

30

For More Information

To obtain information:

By telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

By mail PWM Clients, write to your Account Officer c/o Mellon Bank, N.A.

One Mellon Bank Center Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative P.O. Box 9012 Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds P.O. Box 55268 Boston, MA 02205–8502

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

©2004 Dreyfus Service Corporation

Mellon Funds Trust c/o The Dreyfus Corporation 200 Park Avenue New York, NY 10166

Investment Adviser

Mellon Fund Advisers, a division of The Dreyfus Corporation 200 Park Avenue New York, NY 10166

Administrator

Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258

Sub-Administrator

The Dreyfus Corporation 200 Park Avenue New York, NY 10166

Custodian

Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc. 200 Park Avenue New York, NY 10166

Distributor

Dreyfus Service Corporation 200 Park Avenue New York, NY 10166

MFTSA0204-TB

The Mellon Funds

Mellon National Intermediate Municipal Bond Fund
Mellon National Short-Term Municipal Bond Fund
Mellon Pennsylvania Intermediate Municipal Bond
Fund
Mellon Massachusetts Intermediate Municipal Bond
Fund

SEMIANNUAL REPORT February 29, 2004

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon National Intermediate
Municipal Bond Fund	3
Mellon National Short-Term
Municipal Bond Fund	5
Mellon Pennsylvania Intermediate
Municipal Bond Fund	7
Mellon Massachusetts Intermediate
Municipal Bond Fund	9
Statements of Investments	11
Statements of
Financial Futures	21, 37, 43
Statements of Assets and Liabilities	44
Statements of Operations	45
Statements of Changes in Net Assets	46
Financial Highlights	51
Notes to Financial Statements	61

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for The Mellon Funds covers the period from September 1, 2003, through February 29, 2004. On the following pages, you’ll find important information on each fund’s management during this period as well as discussions with each fund manager.

The stock market rally that began during the spring of 2003 remained in place through the end of the reporting period. With the U.S. and global economies on firmer footing, corporate spending and investment began to improve after several years of cost-cutting. Earnings reports generally contained more positive surprises than negative ones. Fixed-income yields have been volatile but are likely to remain at very low levels in the immediate future.

While we believe that the prospects for financial assets remain generally positive over the long term, investors should be prepared to weather day-to-day volatility in the broad markets. As always, we encourage you to talk with your portfolio manager regularly should you have any questions about your investments in The Mellon Funds, or any other matter relating to your relationship with Mellon.

Thank you for your continued confidence in Mellon.

Sincerely,

Lawrence P. Keblusek President The Mellon Funds March 15, 2004

DISCUSSION OF FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon National Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund achieved total returns of 5.82% for Class M shares, 5.69%, for Investor shares and 5.43% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 6.44% for the same period.2 In addition, the average total return for all funds reported in the Lipper Intermediate Municipal Debt Funds category was 5.25% for the same period.3

Municipal bonds were affected by stronger economic growth and a rising supply of newly issued securities during the reporting period. Although these influences produced heightened short-term market volatility, bond prices generally ended the reporting period at higher levels than where they began.While the fund produced lower returns than its benchmark, which is not subject to fund fees and expenses, it produced modestly higher returns than its Lipper category average, primarily because of our focus on bonds protected from early redemption by their issuers.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.

We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

The fund was affected during the reporting period by improving economic conditions, which raised the possibility that the Federal Reserve Board (the “Fed”) might increase short-term interest rates to ward off potential inflationary pressures. As a result, when the reporting period began, the municipal bond market had just suffered one of the most severe declines in its history. However, when it later became clearer that few new jobs were being created during the early stages of the economic recovery, investors’ inflation worries began to wane. For its part, the Fed reiterated its commitment to maintaining an accommodative monetary policy. As a result, municipal bond prices generally rallied in a volatile market.

Municipal bond yields were supported during the reporting period by relatively high volumes of new bond issuance. Because there historically has been a lag between stronger economic growth and the receipt of higher tax revenues by state and local governments, many tax-exempt bond issuers attempted to bridge their budget gaps with borrowed money.As more tax-exempt

The Funds

3

DISCUSSION OF FUND PERFORMANCE (continued)

securities competed for investor interest, their yields remained high relative to comparable taxable bonds.

In this environment, we maintained the fund’s average duration — a measure of sensitivity to changing interest rates — in a range we considered slightly shorter than average. This relatively defensive posture, which was designed to keep funds available for higher-yielding investments if they became available, may have detracted slightly from the fund’s performance relative to its benchmark. However, any adverse effects were offset by our security selection strategy, which included a focus on bonds that cannot be redeemed by their issuers over the next several years.The fund’s holdings of “call-protected” bonds in the five-year and 10- to 15-year maturity ranges performed particularly well in the reporting period’s low interest-rate environment.

What is the fund’s current strategy?

Although the timing of the Fed’s next move is uncertain, we currently believe it is likely to be toward higher short-term interest rates.Accordingly, as of the reporting period’s end, we have continued to maintain the fund’s slightly shorter than average duration.At the same time, because of low yields among very short-term securities, we have attempted to keep the fund fully invested in intermediate-term municipal bonds. In our view, these are prudent strategies after the municipal bond market’s strong performance over the past several years.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

4

DISCUSSION OF FUND PERFORMANCE

M. Collette O’Brien and Timothy J. Sanville, Portfolio Managers

How did Mellon National Short-Term Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund’s Class M shares achieved a total return of 1.87%, and its Investor shares achieved a total return of 1.77%.1 In comparison, the Lehman Brothers 3-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 2.55% for the same period.2 In addition, the average total return for all funds reported in the Lipper Short Municipal Debt Funds category was 1.73% for the same period.3

Despite investors’ concerns regarding potentially higher interest rates in a recovering economy, yields of short-term securities were anchored by the 1% federal funds rate, which remained unchanged during the reporting period.The fund produced modestly higher returns than its Lipper category average, which we attribute to a relatively long average duration throughout most of the reporting period. The fund, however, produced lower returns than its benchmark, primarily because it does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

In the weeks before the reporting period began, investors had reacted negatively to new signs of economic recovery. Fears of potential inflationary pressures caused investors to sell fixed-income securities, and prices of both taxable and tax-exempt bonds fell sharply. During the reporting period, however, it became clearer that the recovery was likely to be more moderate than many investors had feared. In addition, the Federal Reserve Board (the “Fed”) reiterated its commitment to an accommodative monetary policy, suggesting that it could be patient in maintaining short-term interest rates near a 45-year low.As a result, municipal bond prices rallied over the reporting period, but longer-term securities benefited more than shorter-term ones.

At times during the reporting period, tax-exempt bonds offered higher yields than taxable bonds of comparable quality and maturity, due in part to adverse effects of the previous economic downturn on tax receipts. This, in turn, put fiscal pressure on many states and municipalities, causing them to bridge bud-

The Funds

5

DISCUSSION OF FUND PERFORMANCE (continued)

get gaps with money raised through the issuance of new debt. Because more securities competed for investor interest, tax-exempt yields stayed relatively high.

When it became evident to us that short-term interest rates were unlikely to rise during the reporting period, we extended the fund’s average duration — a measure of sensitivity to changing interest rates — to a range we considered longer than its Lipper category average.This posture enabled us to capture incrementally higher yields when they were available.

In addition, as evidence emerged that the fiscal condition of certain issuers was likely to improve as the economy gained momentum, we felt more comfortable investing in higher-yielding securities with credit ratings toward the middle and lower end of the investment-grade range.

What is the fund’s current strategy?

We have continued to maintain the fund’s average duration in a range we consider longer than average. Also, when making new purchases, we generally have focused on non-callable, high-quality securities in the three- to six-year maturity range. At the same time, we recently have attempted to reduce the fund’s holdings of bonds whose income may be subject to the alternative minimum tax (AMT).As a result,AMT bonds represented less than 2% of the fund’s assets as of the reporting period’s end. In our view, these are effective strategies for today’s low inflation, low interest-rate market environment.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

6

DISCUSSION OF FUND PERFORMANCE

John F. Flahive and M. Collette O’Brien, Portfolio Managers

How did Mellon Pennsylvania Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund achieved total returns of 5.54% for its Class M shares and 5.41% for its Investor shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 6.44% for the same period.2 In addition, the average total return for all funds reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category was 5.41% for the same period.3

Municipal bonds generally were affected during the reporting period by stronger economic growth and a rising national supply of newly-issued securities. Although these influences produced heightened short-term market volatility, bond prices generally ended the reporting period higher than where they began. The fund produced lower returns than its benchmark, which contains bonds from many states, not just Pennsylvania, and does not reflect fees and other expenses. However, the fund produced modestly higher returns than its Lipper category average, which we attribute to our focus on bonds protected from early redemption by their issuers.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

The onset of improved U.S. economic growth in the weeks before the reporting period began raised the possibility that the Federal Reserve Board (the “Fed”) might increase short-term interest rates to ward off potential inflationary pressures. As a result, municipal bonds suffered a severe summertime decline. However, when it later became clearer that few new jobs were being created during the early stages of the economic recovery, investors’ inflation worries began to wane and municipal bond prices generally rallied.

Tax-exempt yields were supported during the reporting period by relatively high volumes of new bond issuance on a national level as many states and municipalities attempted to bridge their budget gaps with borrowed money. Because more tax-exempt securities competed for investor interest, their yields remained high relative to comparable taxable bonds. However, Pennsylvania’s fiscal condition has been better than many other states, primarily because of its diverse economic base and rel-

The Funds

7

DISCUSSION OF FUND PERFORMANCE (continued)

atively stable, mature population. As a result,the supply of Pennsylvania bonds has been relatively limited, and we have invested a portion of the fund’s assets in bonds from other states and U.S. territories.

During the reporting period, we maintained the fund’s average duration — a measure of sensitivity to changing interest rates — in a range we considered slightly shorter than average. Although this relatively defensive posture may have detracted slightly from the fund’s performance relative to its benchmark, any adverse effects were offset by our focus on bonds that cannot be redeemed by their issuers over the next several years.The fund’s holdings of “call-protected” bonds in the five-year and 10- to 15-year maturity ranges performed particularly well in the low interest-rate environment.

What is the fund’s current strategy?

Although the timing of the Fed’s next move is uncertain, we currently believe it is likely to be toward higher short-term interest rates.Accordingly, as of the reporting period’s end, we have maintained the fund’s slightly shorter than average duration.At the same time, because of low yields among very short-term securities, we have attempted to keep the fund fully invested in intermediate-term municipal bonds. In our view, these are prudent strategies after the municipal bond market’s strong performance over the past several years.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

8

DISCUSSION OF FUND PERFORMANCE

John F. Flahive, Portfolio Manager

How did Mellon Massachusetts Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund achieved total returns of 5.60% for its Class M shares, 5.47% for its Investor shares and 5.12% for its Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund’s benchmark, achieved a total return of 6.44% for the same period.2 In addition, the average total return for all funds reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category was 5.22% for the same period.3

Massachusetts municipal bonds generally were affected during the reporting period by stronger economic growth and a rising supply of newly-issued securities.Although these influences produced heightened short-term market volatility, bond prices generally ended the reporting period higher than where they began.The fund produced lower returns than its benchmark, which contains bonds from many states, not just Massachusetts, and does not reflect fees and other expenses. However, the fund produced modestly higher returns than its Lipper category average, primarily because of our focus on bonds protected from early redemption by their issuers.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund’s performance?

The onset of improved U.S. economic growth in the weeks before the reporting period began raised the possibility that the Federal Reserve Board (the “Fed”) might increase short-term interest rates to ward off potential inflationary pressures. As a result, municipal bonds had just suffered one of the most severe declines in their history. However, when it later became clearer that few new jobs were being created during the early stages of the economic recovery, investors’ inflation worries began to wane and municipal bond prices generally rallied.

Tax-exempt yields were supported during the reporting period by relatively high volumes of new bond issuance as many issuers, including Massachusetts and its municipalities, attempted to bridge their budget gaps with borrowed money. Because more tax-exempt securities competed for investor interest, their yields remained high relative to comparable taxable bonds. However, the Massachusetts state government has taken steps to address its fiscal problems, and we

The Funds

9

DISCUSSION OF FUND PERFORMANCE (continued)

recently have seen signs that the state’s tax receipts appear to be beginning to improve.

Because of the rising supply of newly-issued securities during the reporting period, we maintained the fund’s average duration — a measure of sensitivity to changing interest rates — in a range we considered shorter than average. This defensive posture was designed to keep funds available for higher-yielding securities if they became available, but it may have detracted slightly from the fund’s performance relative to its benchmark when the market rallied. However, any adverse effects were offset by our focus on bonds that cannot be redeemed by their issuers over the next several years. The fund’s holdings of “call-protected” bonds in the five-year and 10- to 15-year maturity ranges performed particularly well in the low interest-rate environment.

What is the fund’s current strategy?

Although the timing of the Fed’s next move is uncertain, we currently believe it is likely to be toward higher short-term interest rates.Accordingly, as of the reporting period’s end, we have maintained the fund’s shorter than average duration.At the same time, because of low yields among very short-term securities, we have attempted to keep the fund fully invested in intermediate-term municipal bonds. In our view, these are prudent strategies after the municipal bond market’s strong performance over the past several years.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the voluntary waiver by The Dreyfus Corporation of a portion of its investment advisory fees. Had these fees not been waived, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

10

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon National Intermediate Municipal Bond Fund

The Funds 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

Mellon National Intermediate Municipal Bond Fund (continued)

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond Assurance Corporation	LR	Lease Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors Assurance
EDR	Economic Development Revenue		Insurance Corporation
FGIC	Financial Guaranty Insurance Company	PCR	Pollution Control Revenue
FNMA	Federal National Mortgage Association	SFMR	Single Family Mortgage Revenue
FSA	Financial Security Assurance	RRR	Resources Recovery Revenue
GNMA	Government National Mortgage Association	VRDN	Variable Rate Demand Notes
HR	Hospital Revenue	XLCA	XL Capital Assurance
LOC	Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch		or	Moody’s	or	Standard & Poor’s	Value (%)

AAA			Aaa		AAA	49.5
AA			Aa		AA	21.9
A			a		A	14.4
BBB			Baa		BBB	7.1
F1			MIG1/P1		SP1/A1	5.3
Not Rated	[d]		Not Rated [d]		Not Rated [d]	1.8
						100.0
a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Zero Coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c	Securities payable on demand.The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
d	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

20

STATEMENT OF FINANCIAL FUTURES

February 29, 2004 (Unaudited)

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 2/29/2004 ($)

Financial Futures Sold Short
U.S. Treasury Futures 5 Year Note	100	11,376,562	March 2004	(281,055)
U.S. Treasury Futures 10 Year Note	100	11,537,500	March 2004	(437,500)
				(718,555)

See notes to financial statements.

The Funds 21

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon National Short-Term Municipal Bond Fund

22

Mellon National Short-Term Municipal Bond Fund (continued)

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Short-Term Municipal Bond Fund (continued)

Mellon National Short-Term Municipal Bond Fund (continued)

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Short-Term Municipal Bond Fund (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond Assurance Corporation	LOC	Letter of Credit
COP	Certificate of Participation	LR	Lease Revenue
EDR	Economic Development Revenue	MBIA	Municipal Bond Investors Assurance
FGIC	Financial Guaranty Insurance Company		Insurance Corporation
FNMA	Federal National Mortgage Association	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	SBPA	Standby Bond Purchase Agreement
HR	Hospital Revenue	SWDR	Solid Waste Disposal Revenue
IDR	Industrial Development Revenue	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch		or	Moody’s	or	Standard & Poor’s	Value (%)

AAA			Aaa		AAA	51.5
AA			Aa		AA	26.3
A			A		A	8.2
BBB			Baa		BBB	6.6
F1			MIG1/P1		SP1/A1	6.6
Not Rated	[c]		Not Rated [c]		Not Rated [c]	.8
						100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Securities payable on demand.Variable interest rate—subject to periodic change.
c	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 27

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon Pennsylvania Intermediate Municipal Bond Fund

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

30

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

The Funds 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal Investments (continued)	Principal Amount ($)	Value ($)
South Carolina–.3%		
Greenville County School District, Installment Purchase Revenue (Building Equity Sooner Tomorrow) 5.875%, 12/1/2018	2,000,000	2,294,440
Texas–.4%		
Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport, Joint Revenue Improvement 5.50%, 11/1/2031 (Insured; FGIC)	2,000,000	2,143,920
North Texas Health Facilities Development Corp., HR (Regional Health Care System Inc. Project) 5.25%, 9/1/2007 (Insured; MBIA)	770,000	857,349
Virginia–2.0%		
Charles City County Industrial Development Authority, Solid Waste Disposal Facility Revenue (Waste Management Virginia Inc. Project) 4.875%, 2/1/2009	6,600,000	7,089,522
Louisa Industrial Development Authority, PCR (Virginia Electric and Power Co.) 5.25%, 12/1/2008	5,000,000	5,370,550
Peninsula Ports Authority, Coal Terminal Revenue (Dominion Terminal Associates) 6%, 4/1/2033	2,300,000	2,422,636
Wisconsin–.1%		
Appleton Area School District 6.75%, 2/15/2006	500,000	551,865

	Principal Amount ($)	Value ($)
U.S. Related–11.4%		
Commonwealth of Puerto Rico, Public Improvement:		
5.50%, 7/1/2014 (Insured; FGIC)	10,000,000	11,967,600
5.50%, 7/1/2014 (Insured; MBIA)	7,500,000	8,975,700
5.50%, 7/1/2018 (Insured; FGIC)	9,545,000	11,425,842
Puerto Rico Electric Power Authority, Power Revenue:		
5.25%, 7/1/2014 (Insured; MBIA)	7,875,000	9,245,171
5.50%, 7/1/2017 (Insured; MBIA)	6,000,000	7,195,740
5.25%, 7/1/2029 (Insured; FSA)	5,000,000	5,372,700
Puerto Rico Highway and Transportation Authority:		
Highway Revenue:		
6.25%, 7/1/2008 Series Y (Insured; MBIA)	1,295,000	1,525,536
6.25%, 7/1/2008 Series Z (Insured; MBIA)	1,000,000	1,178,020
5.50%, 7/1/2013 (Insured; FSA)	1,500,000	1,785,360
5.50%, 7/1/2013 (Insured; MBIA)	4,000,000	4,760,960
Transportation Revenue 5.25%, 7/1/2010	4,000,000	4,577,160
Puerto Rico Municipal Finance Agency:		
5.50%, 8/1/2007 (Insured; FSA)	6,305,000	7,122,380
5.50%, 8/1/2009 (Insured; FSA)	7,090,000	8,261,835
Total Long-Term Municipal Investments (cost $649,069,316)		**707,830,583**

34

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

The Funds 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond
Assurance Corporation
COP	Certificate of Participation
EDR	Economic Development Revenue
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
GO	General Obligation
HR	Hospital Revenue
LOC	Letter of Credit
LR	Lease Revenue
MBIA	Municipal Bond Investors Assurance
Insurance Corporation
PCR	Pollution Control Revenue
RRR	Resource Recovery Revenue
SFMR	Single Family Mortgage Revenue
VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch		or	Moody’s	or	Standard & Poor’s	Value (%)

AAA			Aaa		AAA	61.6
AA			Aa		AA	20.1
A			A		A	8.4
BBB			Baa		BBB	4.9
F1			MIG1/P1		SP1/A1	3.3
	Not Rated [f]		Not Rated [f]		Not Rated [f]	1.7
						100.0

a Purchased on a delayed delivery basis.
b	Zero coupon until a specified date, at which time, the stated coupon rate becomes effective until maturity.
c	Subject to interest rate change on November 1, 2011.
d	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e	Securities payable on demand.Variable interest rate—subject to periodic change.
f	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.

g	At February 29, 2004, the fund had $184,980,992 (25.2% of net assets) invested in securities whose payment of principal is dependent upon revenues generated from education projects.

See notes to financial statements.

36

STATEMENT OF FINANCIAL FUTURES
February 29, 2004	(Unaudited)

			Market Value		Unrealized
			Covered by		(Depreciation)
		Contracts	Contracts ($)	Expiration	at 2/29/2004 ($)

Financial Futures Sold Short
U.S. Treasury Futures 5 Year Note		120	13,651,875	March 2004	(336,407)
U.S. Treasury Futures 10 Year Note		120	13,845,000	March 2004	(525,000)
					(861,407)

See notes to financial statements.

The Funds 37

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon Massachusetts Intermediate Municipal Bond Fund

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond Assurance Corporation			MBIA	Municipal Bond Investors Assurance Insurance Corporation
FGIC	Financial Guaranty Insurance Company			RRR	Resources Recovery Revenue
FSA	Financial Security Assurance			SFHR	Single Family Housing Revenue
LOC	Letter of Credit			VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	60.1
AA		Aa		AA	23.6
A		A		A	3.2
BBB		Baa		BBB	7.0
F1		MIG1/P1		SP1/A1	4.5
Not Rated	[d]	Not Rated [d]		Not Rated [d]	1.6
					100.0
a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Zero coupon until a specified date, at which time, the stated coupon rate becomes effective until maturity.
c	Securities payable on demand.Variable interest rate—subject to periodic change.
d	Security which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

42

STATEMENT OF FINANCIAL FUTURES

February 29, 2004 (Unaudited)

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 2/29/2004 ($)

Financial Futures Sold Short
U.S. Treasury Futures 5 Year Note	30	3,412,969	March 2004	(84,531)
U.S. Treasury Futures 10 Year Note	30	3,461,250	March 2004	(131,250)
				(215,781)

See notes to financial statements.

The Funds 43

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2004 (Unaudited)

		Mellon	Mellon	Mellon	Mellon
		National	National	Pennsylvania	Massachusetts
		Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund		Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Assets ($):
Investments in securities—
See Statement of Investments†		698,032,070	236,953,641	736,045,583	198,758,653
Cash on Initial Margin		200,000	—	240,000	135,000
Interest receivable		7,717,984	2,704,291	9,077,402	1,992,445
Receivable for shares of Beneficial Interest subscribed		—	—	39,595	1,500
Prepaid expenses		32,316	14,043	21,771	16,108
		705,982,370	239,671,975	745,424,351	200,903,706

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		199,555	64,693	291,337	48,143
Due to Administrator—Note 3(a)		74,101	25,369	79,750	21,620
Cash overdraft due to Custodian		1,498,467	351,769	2,019,112	226,676
Payable for investment securities purchased		17,908,099	4,356,535	6,653,644	—
Payable for shares of Beneficial Interest redeemed		100,355	1,723,902	1,493,576	211,769
Payable for futures variation margin—Note 2(c)		75,000	—	90,000	22,500
Payable to broker for	swaps opened—Note 2(c)	63,238	—	79,047	15,809
Accrued expenses and other liabilities		59,424	48,128	82,755	51,132
		19,978,239	6,570,396	10,789,221	597,649

Net Assets ( $)		686,004,131	233,101,579	734,635,130	200,306,057

Composition of Net Assets ($):
Paid-in capital		631,529,770	228,173,546	673,234,333	186,937,316
Accumulated undistributed investment income—net		395,519	36,172	396,439	114,611
Accumulated net realized gain (loss) on investments		2,994,164	(36,952)	3,183,545	(689,916)
Accumulated net unrealized (depreciation) [including
($718,555), (	$861,407) and ($215,781) net unrealized
(depreciation) on financial futures and ($63,238),
($79,047) and (	$15,809) net unrealized (depreciation)
on swap transactions for Mellon National Intermediate
Municipal Bond Fund, Mellon Pennsylvania Intermediate
Municipal Bond Fund, and Mellon Massachusetts
Intermediate Municipal Bond Fund, respectively]		51,084,678	4,928,813	57,820,813	13,944,046

Net Assets ( $)		686,004,131	233,101,579	734,635,130	200,306,057

Net Asset Value Per Share
Class M Shares
Net Assets ( $)		646,862,194	232,945,570	731,165,680	186,570,940
Shares Outstanding		47,730,838	17,995,424	54,628,226	14,306,853
Net Asset Value Per Share ( $)		13.55	12.94	13.38	13.04

Investor Shares
Net Assets ( $)		32,098,512	156,009	3,469,450	12,804,193
Shares Outstanding		2,371,206	12,066	259,373	981,990
Net Asset Value Per Share ( $)		13.54	12.93	13.38	13.04

Dreyfus Premier Shares
Net Assets ( $)		7,043,425	—	—	930,924
Shares Outstanding		520,231	—	—	71,269
Net Asset Value Per Share ( $)		13.54	—	—	13.06
† Investments at cost ($)		646,165,599	232,024,828	677,284,316	184,583,016

See notes to financial statements.

44

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2004 (Unaudited)

	Mellon	Mellon	Mellon	Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Investment Income ($):
Interest Income	14,640,595	3,141,788	16,487,141	4,044,829
Expenses:
Investment advisory fee—Note 3(a)	1,175,858	386,199	1,841,864	332,712
Administration fee—Note 3(a)	465,287	152,791	510,367	131,641
Shareholder servicing costs—Note 3(c)	53,445	208	3,956	17,992
Custodian fees—Note 3(c)	32,653	5,996	27,427	7,370
Registration fees	22,047	14,888	12,827	18,418
Distribution fees—Note 3(b)	18,540	—	—	2,304
Trustees' fees and expenses—Note 3(d)	12,965	4,013	12,361	3,308
Auditing fees	10,387	9,269	11,660	11,633
Legal fees	2,711	1,067	3,627	3,948
Prospectus and shareholders' reports	6,636	5,912	682	5,667
Miscellaneous	26,004	12,933	31,321	16,062
Total Expenses	1,826,533	593,276	2,456,092	551,055
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(1,210)	(1,968)	—	(56,320)
Net Expenses	1,825,323	591,308	2,456,092	494,735
Investment Income—Net	12,815,272	2,550,480	14,031,049	3,550,094

Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,962,239	75,726	5,140,753	738,911
Net realized gain (loss) on financial futures	1,024,423	—	1,201,352	275,381
Net realized gain (loss) on swaps	(354,165)	—	(442,707)	(88,541)
Net Realized Gain (Loss)	5,632,497	75,726	5,899,398	925,751
Net unrealized (depreciation) on investments
[including ($2,508,633), ($2,978,009) and
($714,023) (depreciation) on financial futures
and ($63,238), ($79,047) and ($15,809) net
unrealized (depreciation) on swap transactions
for Mellon National Intermediate Municipal
Bond Fund, Mellon Pennsylvania Intermediate
Municipal Bond Fund and Mellon Massachusetts
Intermediate Municipal Bond Fund, respectively]	19,674,322	1,496,226	20,072,603	5,852,085
Net Realized and Unrealized Gain (Loss) on Investments	25,306,819	1,571,952	25,972,001	6,777,836
Net Increase in Net Assets Resulting from Operations	38,122,091	4,122,432	40,003,050	10,327,930

See notes to financial statements.

The Funds 45

STATEMENT OF CHANGES IN NET ASSETS

	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Six Months Ended		Six Months Ended
	February 29, 2004	Year Ended	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003[a,b]	(Unaudited)	August 31, 2003[a]

Operations ($):
Investment income—net	12,815,272	25,018,890	2,550,480	4,769,851
Net realized gain (loss) on investments	5,632,497	(341,339)	75,726	(130,416)
Net unrealized appreciation (depreciation) on investments	19,674,322	1,297,630	1,496,226	(596,305)
Net Increase (Decrease) in Net Assets
Resulting from Operations	38,122,091	25,975,181	4,122,432	4,043,130

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,062,577)	(23,375,868)	(2,548,569)	(4,737,562)
Investor Shares	(594,166)	(1,199,309)	(1,353)	(9,396)
Dreyfus Premier Shares	(114,365)	(237,252)	—	—
Net realized gain on investments:
Class M Shares	(1,938,956)	(787,928)	—	(178,859)
Investor Shares	(101,785)	(52,036)	—	(1,164)
Dreyfus Premier Shares	(22,614)	(11,920)	—	—
Total Dividends	(14,834,463)	(25,664,313)	(2,549,922)	(4,926,981)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	35,401,931	105,449,236	56,052,068	126,614,938
Investor Shares	575,469	5,422,496	153,185	1,085,443
Dreyfus Premier Shares	13,477	134,142	—	—
Net assets received in connection with
reorganization—Note1:
Class M Shares	—	53,205,282	—	—
Investor Shares	—	43,759,122	—	—
Dreyfus Premier Shares	—	9,678,625	—	—
Dividends reinvested:
Class M Shares	1,778,196	1,782,766	211,632	543,117
Investor Shares	441,838	787,988	1,321	327
Dreyfus Premier Shares	67,408	125,822	—	—
Cost of shares redeemed:
Class M Shares	(37,750,055)	(87,567,743)	(35,463,815)	(54,365,394)
Investor Shares	(4,746,647)	(18,751,524)	(32,794)	(1,058,043)
Dreyfus Premier Shares	(1,152,568)	(2,316,620)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(5,370,951)	111,709,592	20,921,597	72,820,388
Total Increase (Decrease) In Net Assets	17,916,677	112,020,460	22,494,107	71,936,537

Net Assets ($):
Beginning of Period	668,087,454	556,066,994	210,607,472	138,670,935
End of Period	686,004,131	668,087,454	233,101,579	210,607,472
Undistributed investment income—net	395,519	137,832	36,172	27,924

46

	Mellon National Intermediate		Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Six Months Ended		Six Months Ended
	February 29, 2004	Year Ended	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003[a,b]	(Unaudited)	August 31, 2003[a]

Capital Share Transactions:
Class M Shares
Shares sold	2,648,667	7,977,882	4,347,704	9,804,486
Shares issued in connection with reorganization—Note 1	—	4,358,772	—	—
Shares issued for dividends reinvested	133,308	134,875	16,393	42,096
Shares redeemed	(2,830,897)	(6,606,243)	(2,748,783)	(4,208,802)
Net Increase (Decrease) in Shares Outstanding	(48,922)	5,865,286	1,615,314	5,637,780

Investor Shares[c]
Shares sold	43,221	407,652	11,902	84,579
Shares issued in connection with reorganization—Note 1	—	3,539,573	—	25
Shares issued for dividends reinvested	33,081	59,616	103	—
Shares redeemed	(356,423)	(1,424,219)	(2,543)	(82,082)
Net Increase (Decrease) in Shares Outstanding	(280,121)	2,582,622	9,462	2,522

Dreyfus Premier Shares[c]
Shares sold	1,010	10,203	—	—
Shares issued in connection with reorganization—Note 1	—	756,607	—	—
Shares issued for dividends reinvested	5,048	9,516	—	—
Shares redeemed	(86,468)	(175,685)	—	—
Net Increase (Decrease) in Shares Outstanding	(80,410)	600,641	—	—
a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
b	Mellon National Intermediate Municipal Bond Fund commenced selling Dreyfus Premier shares on October 11, 2002.
c	During the period ended February 29, 2004, 17,827 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $237,270 were automatically converted to 17,831 Investor shares and during the period ended August 31, 2003, 57,678 Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund representing $761,453 were automatically converted to 57,648 Investor shares.

See notes to financial statements.

The Funds 47

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Mellon Pennsylvania Intermediate Municipal Bond Fund

	Six Months Ended
	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003[a]

Operations ($):
Investment income—net	14,031,049	30,826,337
Net realized gain (loss) on investments	5,899,398	160,566
Net unrealized appreciation (depreciation) on investments	20,072,603	(11,693,089)
Net Increase (Decrease) in Net Assets Resulting from Operations	40,003,050	19,293,814

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(13,959,036)	(30,665,595)
Investor Shares	(56,061)	(54,474)
Net realized gain on investments:
Class M Shares	(1,786,516)	—
Investor Shares	(8,199)	—
Total Dividends	(15,809,812)	(30,720,069)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	14,774,447	42,326,658
Investor Shares	573,638	2,331,507
Dividends reinvested:
Class M Shares	1,035,713	191,642
Investor Shares	17,931	30,310
Cost of shares redeemed:
Class M Shares	(49,320,596)	(128,013,055)
Investor Shares	(170,589)	(312,500)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(33,089,456)	(83,445,438)
Total Increase (Decrease) In Net Assets	(8,896,218)	(94,871,693)

Net Assets ($):
Beginning of Period	743,531,348	838,403,041
End of Period	734,635,130	743,531,348
Undistributed investment income—net	396,439	157,764

Capital Share Transactions:
Class M Shares
Shares sold	1,120,751	3,207,705
Shares issued for dividends reinvested	78,768	14,576
Shares redeemed	(3,739,193)	(9,744,925)
Net Increase (Decrease) in Shares Outstanding	(2,539,674)	(6,522,644)

Investor Shares
Shares sold	43,538	175,546
Shares issued for dividends reinvested	1,358	2,313
Shares redeemed	(12,903)	(23,718)
Net Increase (Decrease) in Shares Outstanding	31,993	154,141

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares. See notes to financial statements.

48

	Mellon Massachusetts Intermediate Municipal Bond Fund

	Six Months Ended
	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003[a,b,c]

Operations ($):
Investment income—net	3,550,094	7,368,432
Net realized gain (loss) on investments	925,751	(685,203)
Net unrealized appreciation (depreciation) on investments	5,852,085	(2,391,615)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,327,930	4,291,614

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,311,292)	(6,717,053)
Investor Shares	(224,468)	(505,031)
Dreyfus Premier Shares	(13,877)	(35,527)
Total Dividends	(3,549,637)	(7,257,611)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	16,585,443	28,631,002
Investor Shares	196,208	592,342
Dreyfus Premier Shares	—	881
Dividends reinvested:
Class M Shares	747,269	1,616,376
Investor Shares	120,706	266,173
Dreyfus Premier Shares	3,655	15,377
Cost of shares redeemed:
Class M Shares	(10,362,842)	(24,222,384)
Investor Shares	(933,475)	(3,204,026)
Dreyfus Premier Shares	(47,023)	(542,660)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	6,309,941	3,153,081
Total Increase (Decrease) in Net Assets	13,088,234	187,084

Net Assets ($):
Beginning of Period	187,217,823	187,030,739
End of Period	200,306,057	187,217,823
Undistributed investment income—net	114,611	39,818

The Funds 49

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Mellon Massachusetts Intermediate Municipal Bond Fund

	Six Months Ended
	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003[a,b,c]

Capital Share Transactions:
Class M Shares
Shares sold	1,289,230	2,243,279
Shares issued for dividends reinvested	58,074	126,480
Shares redeemed	(809,721)	(1,895,585)
Net Increase (Decrease) in Shares Outstanding	537,583	474,174

Investor Shares[d]
Shares sold	15,361	46,959
Shares issued for dividends reinvested	9,377	20,839
Shares redeemed	(72,940)	(250,586)
Net Increase (Decrease) in Shares Outstanding	(48,202)	(182,788)

Dreyfus Premier Shares[d]
Shares sold	—	68
Shares issued for dividends reinvested	284	1,200
Shares redeemed	(3,694)	(42,420)
Net Increase (Decrease) in Shares Outstanding	(3,410)	(41,152)

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.

b	Mellon Massachusetts Intermediate Municipal Bond Fund commenced selling each class of its shares as of close of business on September 6, 2002.
c	Represents information for the fund's predecessor, Dreyfus Premier Massachusetts Limited Term Municipal Fund (the Premier Massachusetts Fund). Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.

d	During the period ended February 29, 2004, 1,648 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund representing $20,729 were automatically converted to 1,650 Investor shares and during the period ended August 31, 2003, 503 Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund representing $6,481 were automatically converted to 504 Investor shares.

See notes to financial statements.

50

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-tions.These figures have been derived from each fund’s financial statements.

			Class M Shares

	Six Months Ended
Mellon National Intermediate	February 29, 2004		Year Ended August 31,

Municipal Bond Fund	(Unaudited)		2003 [a]	2002 [b]	2001[c]

Per Share Data ($):
Net asset value, beginning of period	13.09		13.25	13.24	12.50
Investment Operations:
Investment income—net	.25	[d]	.50 [d]	.52 [d]	.51
Net realized and unrealized
gain (loss) on investments	.50		(.14)	.14	.74
Total from Investment Operations	.75		.36	.66	1.25
Distributions:
Dividends from investment income—net	(.25)		(.50)	(.52)	(.51)
Dividends from net realized gain on investments	(.04)		(.02)	(.13)	(.00)[e]
Total Distributions	(.29)		(.52)	(.65)	(.51)
Net asset value, end of period	13.55		13.09	13.25	13.24

Total Return (%)	5.82	[f]	2.77	5.16	10.21	[f]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.52	[g]	.52	.52	.52	[g]
Ratio of net investment income to average net assets	3.83	[g]	3.77	4.04	4.33	[g]
Decrease reflected in above expense ratios
due to undertakings by the Administrator	.00	[g,h]	.01	.01	.01	[g]
Portfolio Turnover Rate	28.64	[f]	50.68	60.12	47.78	[f]

Net Assets, end of period ($ x 1,000)	646,862		625,558	555,158	477,595

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.

b	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.02% to 4.04% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

c	From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
d	Based on average shares outstanding at each month end.
e	Amount represents less than $.01 per share.
f	Not annualized.
g	Annualized.
h	Amount represents less than .01%.

See notes to financial statements.

The Funds 51

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
Mellon National Intermediate	February 29, 2004		Year Ended August 31,

Municipal Bond Fund	(Unaudited)		2003	2002 [a]	2001[b]

Per Share Data ($):
Net asset value, beginning of period	13.08		13.24	13.23	12.91
Investment Operations:
Investment income—net	.24	[c]	.50 [c]	.50 [c]	.07
Net realized and unrealized
gain (loss) on investments	.50		(.18)	.13	.32
Total from Investment Operations	.74		.32	.63	.39
Distributions:
Dividends from investment income—net	(.24)		(.46)	(.49)	(.07)
Dividends from net realized gain on investments	(.04)		(.02)	(.13)	—
Total Distributions	(.28)		(.48)	(.62)	(.07)
Net asset value, end of period	13.54		13.08	13.24	13.23

Total Return (%)	5.69	[d]	2.36	4.98	3.05	[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.77	[e]	.77	.77	.77	[e]
Ratio of net investment income to average net assets	3.59	[e]	3.52	3.74	3.91	[e]
Decrease reflected in above expense ratios
due to undertakings by the Administrator	.00	[e,f]	.02	.07	.08	[e]
Portfolio Turnover Rate	28.64	[d]	50.68	60.12	47.78	[d]

Net Assets, end of period ($ x 1,000)	32,099		34,673	909	1

a As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.73% to 3.74% for Class M shares and Investor shares, respectively. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

b	From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.

f Amount represents less than .01%. See notes to financial statements.

52

	Dreyfus Premier Shares

	Six Months Ended
Mellon National Intermediate	February 29, 2004	Year Ended
Municipal Bond Fund	(Unaudited)	August 31, 2003[a]

Per Share Data ($):
Net asset value, beginning of period	13.08	13.37
Investment Operations:
Investment income—net[b]	.20	.36
Net realized and unrealized
gain (loss) on investments	.50	(.28)
Total from Investment Operations	.70	.08
Distributions:
Dividends from investment income—net	(.20)	(.35)
Dividends from net realized gain on investments	(.04)	(.02)
Total Distributions	(.24)	(.37)
Net asset value, end of period	13.54	13.08

Total Return (%)[c]	5.43	.58

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets[d]	1.27	1.27
Ratio of net investment income to average net assets[d]	3.09	3.03
Decrease reflected in above expense ratios
due to undertakings by the Administrator[d]	.00 [e]	.02
Portfolio Turnover Rate[c]	28.64	50.68

Net Assets, end of period ($ x 1,000)	7,043	7,856

a From close of business on October 11, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.

b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Funds 53

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

	Six Months Ended
Mellon National Short-Term	February 29, 2004		Year Ended August 31,

Municipal Bond Fund	(Unaudited)		2003 [a]	2002 [b]	2001[c]

Per Share Data ($):
Net asset value, beginning of period	12.86		12.91	12.90	12.50
Investment Operations:
Investment income—net	.15	[d]	.34 [d]	.46 [d]	.48
Net realized and unrealized
gain (loss) on investments	.08		(.03)	.10	.40
Total from Investment Operations	.23		.31	.56	.88
Distributions:
Dividends from investment income—net	(.15)		(.35)	(.46)	(.48)
Dividends from net realized gain on investments	—		(.01)	(.09)	—
Total Distributions	(.15)		(.36)	(.55)	(.48)
Net asset value, end of period	12.94		12.86	12.91	12.90

Total Return (%)	1.87	[e]	2.35	4.43	7.15	[e]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.54	[f]	.52	.52	.52	[f]
Ratio of net investment income to average net assets	2.31	[f]	2.66	3.56	4.11	[f]
Decrease reflected in above expense ratios
due to undertakings by the Administrator	.00	[f,g]	.03	.05	.06	[f]
Portfolio Turnover Rate	13.74	[e]	22.15	50.86	44.18	[e]

Net Assets, end of period ($ x 1,000)	232,946		210,574	138,670	119,026

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.

b	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealizd gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

c	From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
d	Based on average shares outstanding at each month end.
e	Not annualized.
f	Annualized.
g	Amount represents less than .01%.

See notes to financial statements.

54

			Investor Shares

	Six Months Ended
Mellon National Short-Term	February 29, 2004		Year Ended August 31,

Municipal Bond Fund	(Unaudited)		2003	2002 [a]	2001[b]

Per Share Data ($):
Net asset value, beginning of period	12.84		12.91	12.90	12.78
Investment Operations:
Investment income—net	.15	[c]	.29 [c]	.42 [c]	.07
Net realized and unrealized
gain (loss) on investments	.08		(.04)	.10	.12
Total from Investment Operations	.23		.25	.52	.19
Distributions:
Dividends from investment income—net	(.14)		(.31)	(.42)	(.07)
Dividends from net realized gain on investments	—		(.01)	(.09)	—
Total Distributions	(.14)		(.32)	(.51)	(.07)
Net asset value, end of period	12.93		12.84	12.91	12.90

Total Return (%)	1.77	[d]	2.01	4.16	1.48	[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.81	[e]	.76	.67	.77	[e]
Ratio of net investment income to average net assets	2.12	[e]	2.44	4.15	3.76	[e]
Decrease reflected in above expense ratios
due to undertakings by the Administrator	.00	[e,f]	.05	.05	.19	[e]
Portfolio Turnover Rate	13.74	[d]	22.15	50.86	44.18	[d]

Net Assets, end of period ($ x 1,000)	156		33	1	1

a As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealizd gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01% for Investor shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

b	From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

The Funds 55

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

	Six Months Ended
Mellon Pennsylvania Intermediate	February 29, 2004		Year Ended August 31,

Municipal Bond Fund	(Unaudited)		2003	[a]	2002 [b]	2001[c]

Per Share Data ($):
Net asset value, beginning of period	12.95		13.15		13.16	12.50
Investment Operations:
Investment income—net	.25	[d]	.51	[d]	.53 [d]	.50
Net realized and unrealized
gain (loss) on investments	.46		(.20)		.11	.66
Total from Investment Operations	.71		.31		.64	1.16
Distributions:
Dividends from investment income—net	(.25)		(.51)		(.53)	(.50)
Dividends from net realized gain on investments	(.03)		—		(.12)	(.00)[e]
Total Distributions	(.28)		(.51)		(.65)	(.50)
Net asset value, end of period	13.38		12.95		13.15	13.16

Total Return (%)	5.54	[f]	2.35		5.03	9.50	[f]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.67	[g]	.67		.67	.67	[g]
Ratio of net investment income to average net assets	3.81	[g]	3.88		4.09	4.25	[g]
Decrease reflected in above expense ratios
due to undertakings by the Administrator	—		.00	[h]	.01	.01	[g]
Portfolio Turnover Rate	11.15	[f]	17.58		34.50	39.32	[f]

Net Assets, end of period ($ x 1,000)	731,166		740,587		837,441	879,711

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.

b	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.08% to 4.09% for Class M shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

c	From October 2, 2000 (commencement of operations) to August 31, 2001. Effective July 11, 2001, shares of the fund were redesignated as MPAM shares and the fund commenced selling Investor shares.
d	Based on average shares outstanding at each month end.
e	Amount represents less than $.01 per share.
f	Not annualized.
g	Annualized.
h	Amount represents less than .01%.

See notes to financial statements.

56

			Investor Shares

	Six Months Ended
Mellon Pennsylvania Intermediate	February 29, 2004		Year Ended August 31,

Municipal Bond Fund	(Unaudited)		2003	2002 [a]	2001[b]

Per Share Data ($):
Net asset value, beginning of period	12.95		13.14	13.16	12.90
Investment Operations:
Investment income—net	.23	[c]	.48 [c]	.54 [c]	.07
Net realized and unrealized
gain (loss) on investments	.46		(.20)	.06	.26
Total from Investment Operations	.69		.28	.60	.33
Distributions:
Dividends from investment income—net	(.23)		(.47)	(.50)	(.07)
Dividends from net realized gain on investments	(.03)		—	(.12)	—
Total Distributions	(.26)		(.47)	(.62)	(.07)
Net asset value, end of period	13.38		12.95	13.14	13.16

Total Return (%)	5.41	[d]	2.09	4.69	2.58	[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.92	[e]	.92	.92	.92	[e]
Ratio of net investment income to average net assets	3.55	[e]	3.59	3.84	3.86	[e]
Decrease reflected in above expense ratios
due to undertakings by the Administrator	—		.01	.02	.22	[e]
Portfolio Turnover Rate	11.15	[d]	17.58	34.50	39.32	[d]

Net Assets, end of period ($ x 1,000)	3,469		2,944	963	230

a As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.83% to 3.84% for Investor shares. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

b	From July 11, 2001 (date the fund began offering Investor shares) to August 31, 2001.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds 57

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund's Investor shares, Class M shares and Dreyfus Premier shares represents the financial highlights of the Class A shares, Class R shares and Class B shares, respectively, of the fund's predecessor, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the Premier Massachusetts Fund) before the fund commenced operations as of the close of business on September 6, 2002, and represents the performance of the fund's Investor shares, Class M shares and Dreyfus Premier shares thereafter. Before the fund commenced operations, substantially all of the assets of the Premier Massachusetts Fund were transferred to the fund in a tax-free reorganization. Total Return for the periods before the fund commenced operations shows how much an investment in the Premier Massachusetts Fund's Class A shares, Class R shares and Class B shares would have increased (or decreased) during those periods, assuming all dividends and distributions were reinvested.Total Return for the period since the fund commenced operations also reflects how much an investment in the fund's Investor shares, Class M shares and Dreyfus Premier shares would have increased (or decreased), assuming all dividends and distributions were reinvested.

				Class M Shares

	Six Months Ended
Mellon Massachusetts Intermediate	February 29, 2004		Year Ended	Two Months Ended			Year Ended June 30,

Municipal Bond Fund	(Unaudited)		August 31, 2003[a]	August 31, 2002[b]		2002[c]	2001	2000	1999

Per Share Data ($):
Net asset value, beginning of period	12.59		12.79	12.62		12.38	11.89	12.04	12.34
Investment Operations:
Investment income—net	.24	[d]	.50 [d]	.09	[d]	.52 [d]	.55	.54	.54
Net realized and unrealized
gain (loss) on investments	.45		(.21)	.17		.24	.49	(.15)	(.29)
Total from Investment Operations	.69		.29	.26		.76	1.04	.39	.25
Distributions:
Dividends from investment income—net	(.24)		(.49)	(.09)		(.52)	(.55)	(.54)	(.54)
Dividends from net realized
gain on investments	—		—	—		—	—	—	(.01)
Total Distributions	(.24)		(.49)	(.09)		(.52)	(.55)	(.54)	(.55)
Net asset value, end of period	13.04		12.59	12.79		12.62	12.38	11.89	12.04

Total Return (%)	5.60	[e]	2.23	2.10	[e]	6.19	8.90	3.37	1.93

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.50	[f]	.50	.50	[f]	.50	.50	.50	.50
Ratio of net investment income
to average net assets	3.75	[f]	3.93	3.94	[f]	4.18	4.49	4.58	4.35
Decrease reflected in above
expense ratios due to
undertakings by the Administrator	.06	[f]	.08	—		—	—	—	—
Portfolio Turnover Rate	11.01	[e]	15.54	4.48	[e]	11.45	14.88	31.89	16.35

Net Assets, end of period ($ x 1,000)	186,571		173,311	170,030		162,413	126,264	96,832	70,901

a Effective December 16, 2002, MPAM shares were redesignated as Class M shares.

b	The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.
c	As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

d	Based on average shares outstanding at each month end.
e	Not annualized.
f	Annualized.

See notes to financial statements.

58

					Investor Shares

	Six Months Ended
Mellon Massachusetts Intermediate	February 29, 2004		Year Ended		Two Months Ended				Year Ended June 30,

Municipal Bond Fund	(Unaudited)		August 31, 2003		August 31, 2002[a]		2002[b]		2001	2000	1999

Per Share Data ($):
Net asset value, beginning of period	12.59		12.79		12.61		12.38		11.89	12.03	12.34
Investment Operations:
Investment income—net	.22	[c]	.47	[c]	.08	[c]	.49	[c]	.52	.51	.51
Net realized and unrealized
gain (loss) on investments	.45		(.20)		.18		.23		.49	(.14)	(.30)
Total from Investment Operations	.67		.27		.26		.72		1.01	.37	.21
Distributions:
Dividends from investment income—net	(.22)		(.47)		(.08)		(.49)		(.52)	(.51)	(.51)
Dividends from net realized
gain on investments	—		—		—		—		—	—	(.01)
Total Distributions	(.22)		(.47)		(.08)		(.49)		(.52)	(.51)	(.52)
Net asset value, end of period	13.04		12.59		12.79		12.61		12.38	11.89	12.03

Total Return (%)	5.47	[e]	1.97	[e]	2.06	[d,e]	5.92	[d]	8.63 [d]	3.21 [d]	1.60 [d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.75	[f]	.75	[f]	.75	[f]	.75		.75	.75	.75
Ratio of net investment income
to average net assets	3.51	[f]	3.68	[f]	3.69	[f]	3.93		4.24	4.32	4.10
Decrease reflected in above
expense ratios due to
undertakings by the Administrator	.06	[f]	.08	[f]	—		—		—	—	—
Portfolio Turnover Rate	11.01	[e]	15.54	[e]	4.48	[e]	11.45		14.88	31.89	16.35

Net Assets, end of period ($ x 1,000)	12,804		12,965		13,866		13,553		12,850	12,581	15,045

a The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.

b	As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

c	Based on average shares outstanding at each month end.
d	Exclusive of sales charge which was applicable to Class A shares of the Premier Massachusetts Fund.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Funds 59

FINANCIAL HIGHLIGHTS (continued)

					Dreyfus Premier Shares

	Six Months Ended
Mellon Massachusetts Intermediate	February 29, 2004		Year Ended		Two Months Ended				Year Ended June 30,

Municipal Bond Fund	(Unaudited)		August 31, 2003		August 31, 2002[a]		2002[b]		2001	2000	1999

Per Share Data ($):
Net asset value, beginning of period	12.61		12.81		12.64		12.40		11.92	12.06	12.37
Investment Operations:
Investment income—net	.19	[c]	.40	[c]	.07	[c]	.43	[c]	.46	.45	.44
Net realized and unrealized
gain (loss) on investments	.45		(.20)		.17		.24		.48	(.14)	(.30)
Total from Investment Operations	.64		.20		.24		.67		.94	.31	.14
Distributions:
Dividends from investment income—net	(.19)		(.40)		(.07)		(.43)		(.46)	(.45)	(.44)
Dividends from net realized
gain on investments	—		—		—		—		—	—	(.01)
Total Distributions	(.19)		(.40)		(.07)		(.43)		(.46)	(.45)	(.45)
Net asset value, end of period	13.06		12.61		12.81		12.64		12.40	11.92	12.06

Total Return (%)	5.12	[e]	1.55	[e]	1.98	[d,e]	5.40	[d]	8.00 [d]	2.70 [d]	1.09 [d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.25	[f]	1.25	[f]	1.25	[f]	1.25		1.25	1.25	1.25
Ratio of net investment income
to average net assets	3.01	[f]	3.19	[f]	3.17	[f]	3.41		3.74	3.80	3.56
Decrease reflected in above
expense ratios due to
undertakings by the Administrator	.06	[f]	.08	[f]	—		—		—	—	—
Portfolio Turnover Rate	11.01	[e]	15.54	[e]	4.48	[e]	11.45		14.88	31.89	16.35

Net Assets, end of period ($ x 1,000)	931		941		1,484		1,251		862	738	901

a The Premier Massachusetts Fund has changed its fiscal year end from June 30 to August 31.

b	As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.40% to 3.41%. Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

c	Based on average shares outstanding at each month end.
d	Exclusive of sales charge which was applicable to Class B shares of the Premier Massachusetts Fund.
e	Not annualized.
f	Annualized.

See notes to financial statements.

60

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following non-diversified municipal bond funds: Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund (each, a “fund” and collectively, the “funds”). Mellon National Intermediate Municipal Bond Fund and Melon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without front-end sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights.

On October 11, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Limited Term Municipal Fund (“Premier Municipal Fund”), a series of The Dreyfus/Laurel Tax-Free Funds, were transferred to MPAM National Intermediate Municipal Bond Fund (now known as Mellon National Intermediate Municipal Bond Fund), in exchange for shares of beneficial interest of MPAM National Intermediate Municipal Bond Fund’s MPAM shares, Investor shares and Dreyfus Premier shares of equal value. Holders of Class A and Class C shares of Premier Municipal Fund received Investor shares of MPAM National Intermediate Municipal Bond Fund, holders of Class B shares of Premier Municipal Fund received Dreyfus Premier shares of MPAM National Intermediate Municipal Bond Fund and holders of Class R shares of Premier Municipal Fund received MPAM shares (now designated as Class M shares) of MPAM National Intermediate Municipal Bond Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Municipal Fund at the time of the exchange. MPAM National Intermediate

The Funds 61

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Municipal Bond Fund’s net asset value on October 11, 2002 was $13.38 per share for its MPAM shares, $13.37 per share for its Investor shares and, after the reorganization, $13.37 per share for its Dreyfus Premier shares, and a total of 4,358,772 MPAM shares, 3,539,573 Investor shares and 756,607 Dreyfus Premier shares, representing net assets of $58,320,367 MPAM shares, $47,324,085 Investor shares and $10,115,836 Dreyfus Premier shares (including $9,117,259 net unrealized appreciation on investments), were issued to Premier Municipal Fund’s shareholders in the exchange. The exchange was a tax-free event to shareholders.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding options, financial futures on municipal, U.S.Treasury securities and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund’s securities) are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Financial futures on municipal and U.S.Treasury securi-

ties are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Financial futures: The funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the funds recognize a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 29, 2004, are set forth in the relevant fund’s Statement of Financial Futures.

(d) Concentration of risk: Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

62

(e) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

Table 1 summarizes each fund’s capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003.

Table 2 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2003.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35 of 1% of the Mellon National Intermediate Municipal Bond Fund, .35 of 1% of the

Table 1.

Expiring in fiscal†	2006 ($)	2007 ($)	2008 ($)	2009 ($)	2010 ($)	2011 ($)	Total ($)

Mellon National Intermediate Municipal Bond Fund	—	—	—	—	—	—	—
Mellon National Short-Term Municipal Bond Fund	—	—	—	—	—	104,988	104,988
Mellon Pennsylvania Intermediate Municipal Bond Fund	—	—	—	—	—	—	—
Mellon Massachusetts Intermediate Municipal Bond Fund	35,893	204,898	242,092	59,454	388,128	117,202	1,047,667

† If not applied, the carryovers expire in the above year.

Table 2.

	Tax-Exempt	Ordinary	Long-Term
	Income ($)	Income ($)	Capital Gains (	$)
	2003	2003	2003

Mellon National Intermediate
Municipal Bond Fund	24,812,429	729,468	122,416
Mellon National Short-Term
Municipal Bond Fund	4,746,958	97,518	82,505
Mellon Pennsylvania Intermediate
Municipal Bond Fund	30,720,069	—	—
Mellon Massachusetts Intermediate
Municipal Bond Fund	7,257,611	—	—

			The Funds	63

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Mellon National Short-Term Municipal Bond Fund, .50 of 1% of the Mellon Pennsylvania Intermediate Municipal Bond Fund and .50 of 1% of the Mellon Massachusetts Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion
$6 billion up to $12 billion
In excess of $	12 billion

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon had agreed, until September 30, 2003, with respect to Mellon National Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund, to waive receipt of its fees and/or to reimburse a portion of each fund’s expenses, exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses would not exceed, in the aggregate, the rate per annum of the fund’s average daily net assets as follows:

.52 of 1% of the Mellon National Intermediate Municipal Bond Fund, .52 of 1% of the Mellon National Short-Term Municipal Bond Fund.

Mellon has agreed, until September 30, 2007, with respect to Mellon Massachusetts Intermediate Municipal Bond Fund, to waive receipt of its fees and/or reimburse a portion of the fund’s expenses, exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses, in the aggregate, do not exceed an annual rate of .50 of 1% of the value of the fund’s average daily net assets. Table 3 summarizes the amounts waived during the period ended February 29, 2004.

Table 3.

Mellon National Intermediate
Municipal Bond Fund	$1,210
Mellon National Short-Term
Municipal Bond Fund	1,968
Mellon Massachusetts Intermediate
Municipal Bond Fund	56,320

During the period ended February 29, 2004, the Distributor retained $11,954 from contigent deferred sales charges on redemptions of the Mellon National Intermediate Municipal Bond Fund’s Dreyfus Premier shares, and $520 from contigent deferred sales charges on redemptions of the Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares.

(b) Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares.The funds each pay the Distributor a fee at an annual rate of .50 of 1% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 29, 2004, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, Dreyfus Premier shares were charged $18,540 and $2,304, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 4 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 29, 2004, pursuant to the Shareholder Services Plan.

64

Table 4.

Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	$41,502
Mellon National Intermediate Municipal
Bond Fund (Dreyfus Premier Shares)	9,270
Mellon National Short-Term
Municipal Bond Fund	161
Mellon Pennsylvania Intermediate
Municipal Bond Fund	3,956
Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	15,976
Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	1,152

The funds compensate Mellon under a Custody Agreement for providing custodial services for the funds. Table 5 summarizes the amounts the funds were charged during the period ended February 29, 2004 pursuant to the custody agreement.

Table 5.

Mellon National Intermediate
Municipal Bond Fund	$32,653
Mellon National Short-Term
Municipal Bond Fund	5,996
Mellon Pennsylvania Intermediate
Municipal Bond Fund	27,427
Mellon Massachusetts Intermediate Municipal Bond Fund	7,370

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 for each in-person meeting and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.

NOTE 4—Securities Transactions:

Table 6 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 29, 2004.

Table 7 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 29, 2004.

Each fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

Table 8 summarizes interest rate swaps entered into by the Mellon National Intermediate Municipal Bond Fund, Table 9 summarizes interest rate swaps entered into by the Mellon Pennsylvania Intermediate Municipal Bond Fund, and Table 10 summarizes interest rate swaps entered into by the Mellon Massachusetts Intermediate Municipal Bond Fund at February 29, 2004.

The funds may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are

Table 6.
	Purchases ($)	Sales ($)

Mellon National Intermediate Municipal Bond Fund	187,549,980	198,264,953
Mellon National Short-Term Municipal Bond Fund	56,972,721	28,802,420
Mellon Pennsylvania Intermediate Municipal Bond Fund	80,623,694	128,129,023
Mellon Massachusetts Intermediate Municipal Bond Fund	20,505,811	20,361,940

accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily and change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payment to be received, if any, at the date of default.

The Funds 65

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 7.

	Gross	Gross
	Appreciation ($)	(Depreciation) ($)	Net ($)

Mellon National Intermediate Municipal Bond Fund	52,227,091	360,621	51,866,470
Mellon National Short-Term Municipal Bond Fund	4,928,813	—	4,928,813
Mellon Pennsylvania Intermediate Municipal Bond Fund	58,761,267	—	58,761,267
Mellon Massachusetts Intermediate Municipal Bond Fund	14,203,951	28,315	14,175,636

Table 8.

			Unrealized
Notional Amount ($)	Description		(Depreciation) ($)

8,000,000	Municipal Swaps Agreement with		(63,238)
	Merrill Lynch terminating May 24, 2019

Table 9.

			Unrealized
Notional Amount ($)	Description		(Depreciation) ($)

10,000,000	Municipal Swaps Agreement with		(79,047)
	Merrill Lynch terminating May 24, 2019

Table 10.

			Unrealized
Notional Amount ($)	Description		(Depreciation) ($)

2,000,000	Municipal Swaps Agreement with		(15,809)
	Merrill Lynch terminating May 24, 2019

66

For More Information

To obtain information:

By telephone Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

By mail PWM Clients, write to your Account Officer c/o Mellon Bank, N.A.

One Mellon Bank Center Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative P.O. Box 9012 Hicksville, NY 11802–9012

Individual Account Holders, write to: Mellon Funds P.O. Box 55268 Boston, MA 02205–8502

©2004 Dreyfus Service Corporation

Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser
Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Sub-Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.

One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

MFTSA0204-MB

The Mellon Funds

Mellon Money Market Fund
Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT February 29, 2004

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
Mellon Money Market Fund	3
Mellon National Municipal
Money Market Fund	5
Statements of Investments	7
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for The Mellon Funds covers the period from September 1, 2003, through February 29, 2004. On the following pages, you’ll find important information on each fund’s management during this period as well as discussions with each fund manager.

The stock market rally that began during the spring of 2003 remained in place through the end of the reporting period. With the U.S. and global economies on firmer footing, corporate spending and investment began to improve after several years of cost-cutting. Earnings reports generally contained more positive surprises than negative ones. Fixed-income yields have been volatile but are likely to remain at very low levels in the immediate future.

While we believe that the prospects for financial assets remain generally positive over the long term, investors should be prepared to weather day-to-day volatility in the broad markets. As always, we encourage you to talk with your portfolio manager regularly should you have any questions about your investments in The Mellon Funds, or any other matter relating to your relationship with Mellon.

Thank you for your continued confidence in Mellon.

Sincerely,

Lawrence P. Keblusek President The Mellon Funds March 15, 2004

DISCUSSION OF FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Mellon Money Market Fund perform during the period?

For the six-month period ended February 29, 2004, the fund produced annualized yields of 0.74% for its Class M shares and 0.49% for its Investor shares.Taking into account the effects of compounding, the fund produced annualized effective yields of 0.74% and 0.49% for its Class M shares and Investor shares, respectively.1

We attribute the fund’s performance to persistently low short-term interest rates and the apparent absence of inflationary pressures in the U.S. economy, despite a marked improvement in economic growth during the reporting period.

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; asset-backed securities; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund’s performance?

The economic recovery that began in the spring of 2003 persisted throughout the reporting period, resulting in a larger than expected expansion of U.S. Gross Domestic Product (GDP) in the third quarter of 2003 and, to a lesser extent,the fourth quarter of 2003.Although robust growth levels have led to more restrictive monetary policies from the Federal Reserve Board (the “Fed”) in previous recoveries, this one has been different. Because the economic recovery so far has largely been a “jobless”one in which the labor market has remained weak,there have been few inflationary pressures for the Fed to fight with higher rates. Indeed, until recently, the Fed appeared to be more concerned about potential deflationary forces than inflationary ones.Accordingly, it has left short-term interest rates unchanged since June 2003, and its policy-making arm, the Federal Open Market Committee (FOMC), repeatedly has reaffirmed its commitment to keeping the federal funds rate near its current 1% target to support renewed economic growth.

In light of the Fed’s persistently accommodative monetary policy, money market yields have continued to hover near historical lows. In addition, the money market “yield curve” has been relatively flat during most of the reporting period, with smaller than average differences among the yields of money market instruments with maturities ranging from overnight to one year.

In this environment, we have maintained a generally cautious investment posture, setting the fund’s weighted average maturity in a range between neutral and slightly shorter than average. This positioning is designed to give us the flexibility we need to move quickly if the market environment changes or the Fed unexpectedly appears to be poised to change short-term interest rates. In addition, because of the relatively flat yield curve, there has been little incentive to purchase securities at the long end of the fund’s maturity range.While we have focused primarily on money market instruments with one-day or one-week maturities, we have complemented the fund’s very short-term holdings with securities with maturities in the three- to eight-month range. In our judgment, securities in this maturity range provide most of the yield of longer-dated securities but incur less interest-rate risk.

Consistent with this positioning, as of the end of the reporting period, floating-rate securities on which yields are reset daily or weekly comprised approximately 23% of the fund’s assets and short-term commercial paper, and bank certificates of deposit represented about 50%

The Funds

3

DISCUSSION OF FUND PERFORMANCE (continued)

of the fund’s assets. The balance of the portfolio contained a mix of repurchase agreements, U.S. government agency securities and taxable municipal notes. At times during the reporting period, taxable municipal notes comprised up to 11% of the fund’s assets because of their competitive yields and high credit quality.

What is the fund’s current strategy?

We have continued to maintain what we believe is a modestly defensive investment posture for the fund. Although we currently see few reasons for the Fed to raise short-term interest rates, the improving economy makes it unlikely, in our view, that interest rates will move lower.Accordingly, we have maintained the fund’s weighted average maturity in a range we consider neutral to slightly shorter than average, and we have continued to focus on high-quality money market instruments. Of course, we are prepared to change the fund’s composition and weighted average maturity as market conditions evolve.

March 15, 2004

  Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

4

DISCUSSION OF FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Mellon National Municipal Money Market Fund perform during the period?

For the six-month period ended February 29, 2004, the fund produced annualized yields of 0.67% for its Class M shares and 0.42% for its Investor shares.Taking into account the effects of compounding, the fund produced annualized effective yields of 0.67% and 0.42% for its Class M shares and Investor shares, respectively.1

We attribute the fund’s performance to persistently low short-term interest rates and, despite a marked improvement in economic growth during the reporting period, the apparent absence of inflationary pressures in the U.S. economy. However, a rising supply of newly issued municipal money market securities put upward pressure on tax-exempt yields during the reporting period, making their after-tax returns highly competitive with those of taxable money market securities.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liq-uidity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper.

What other factors influenced the fund’s performance?

The economic recovery that began in the spring of 2003 persisted throughout the reporting period, resulting in a larger than expected expansion of U.S. Gross Domestic Product (GDP) in the third quarter of 2003 and, to a lesser extent, the fourth quarter of 2003.Although robust growth levels have led to more restrictive monetary policies from the Federal Reserve Board (the “Fed”) in previous recoveries, the current economic recovery so far has largely been a “jobless” one, and there have been few inflationary pressures for the Fed to fight with higher rates.Accordingly, the Fed has left short-term interest rates unchanged since June 2003, and its policy-making arm, the Federal Open Market Committee (FOMC), repeatedly has reaffirmed its commitment to keeping the federal funds rate near its current 1% target.

In light of the Fed’s persistently accommodative monetary policy, money market yields have continued to hover near historical lows. In addition, the money market “yield curve”has been relatively flat during most of the reporting period, with smaller than average differences among the yields of money market instruments with maturities ranging from overnight to one year.

The economic recovery has not yet resulted in substantially higher tax revenues for most states and municipalities, and many local governments continued to face operating budget deficits during the reporting period.To bridge their budget gaps, many municipalities increased their borrowing activity by issuing additional short-term debt.The resulting rise in the supply of newly issued tax-exempt money market instruments caused their yields to remain high relative to comparable taxable instruments. In fact, at times during the reporting period, some tax-exempt money market securities offered higher yields than taxable money market securities.

In this environment, we maintained what we considered a generally cautious investment posture, setting the fund’s weighted average maturity in a range between neutral and slightly shorter than average.This positioning was designed to give us the flexibility we may need to move quickly if the market environment changes or the Fed unexpectedly appears to be poised to change short-term interest rates. In addition, because of the relatively flat yield curve, there has been little incentive to purchase securities at the long end of the fund’s maturity range.While we have focused pri-

The Funds

5

DISCUSSION OF FUND PERFORMANCE (continued)

marily on money market instruments with one-day or one-week maturities, we have complemented the fund’s very short-term holdings with securities with maturities in the three- to eight-month range. In our judgment, securities in this maturity range provide most of the yield of longer-dated securities but incur less interest-rate risk.

Consistent with this positioning, variable-rate demand notes (VRDNs), on which yields are reset daily or weekly, comprised a larger than average portion of the fund’s assets during much of the reporting period, and the balance of the fund’s assets was invested primarily in short-term commercial paper and municipal notes.

What is the fund’s current strategy?

We have continued to maintain what we consider a modestly defensive investment posture for the fund. Although we currently see few reasons for the Fed to raise short-term interest rates, the improving economy makes it unlikely, in our view, that interest rates will move lower.Accordingly, we have maintained the fund’s weighted average maturity in the neutral to slightly shorter than average range, and we have continued to focus on high-quality, tax-exempt money market instruments. Of course, we are prepared to change the fund’s composition and weighted average maturity as market conditions evolve.

March 15, 2004

  Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

6

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon Money Market Fund

The Funds

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon Money Market Fund (continued)

a Security exempt from registration, under Rule 144A of the Securities Act of 1933.This security may be resold in transactions, exempt from registrations, normally to qualified institutional buyers.At February 29, 2004, this security amounted to $13,399,628 or 3.1% of net assets. b Variable interest rate—subject to periodic change.

See notes to financial statements.

8

STATEMENT OF INVESTMENTS

February 29, 2004 (Unaudited)

Mellon National Municipal Money Market Fund

The Funds

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Municipal Money Market Fund

10

Mellon National Municipal Money Market Fund

The Funds 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Mellon National Municipal Money Market Fund

12

a Securities payable on demand.Variable interest rate—subject to periodic change.

b	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.

See notes to financial statements.

The Funds 13

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2004 (Unaudited)

	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Assets ($):
Investments in securities—
See Statement of Investments (including Repurchase Agreements†
of $24,000,000 for the Mellon Money Market Fund)—Note 2(c)	430,320,264	425,805,930
Interest receivable	634,060	525,359
Prepaid expenses	37,738	37,604
	430,992,062	426,368,893

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)	49,357	47,164
Due to Administrator—Note 3(a)	45,155	43,149
Cash overdraft due to Custodian	1,288,022	145,770
Bank note payable—Note 4	—	5,550,000
Interest payable—Note 4	—	857
Accrued expenses	37,411	52,724
	1,419,945	5,839,664

Net Assets ($)	429,572,117	420,529,229

Composition of Net Assets ($):
Paid-in capital	429,572,117	420,529,229

Net Assets ($)	429,572,117	420,529,229

Net Asset Value Per Share
Class M Shares
Net Assets ($)	429,571,113	420,528,226
Shares Outstanding	429,571,113	420,529,141
Net Asset Value Per Share ($)	1.00	1.00

Investor Shares
Net Assets ($)	1,004	1,003
Shares Outstanding	1,004	1,003
Net Asset Value Per Share ($)	1.00	1.00

† Investments at cost ($)	430,320,264	425,805,930

See notes to financial statements.

14

STATEMENT OF OPERATIONS

February 29, 2004 (Unaudited)

	Mellon	Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Investment Income ($):
Interest Income	2,156,065	1,703,996
Expenses:
Investment advisory fee—Note 3(a)	300,252	253,736
Administration fee—Note 3(a)	278,938	234,083
Custodian fees—Note 3(b)	32,145	15,212
Registration fees	22,083	35,522
Professional fees	20,905	19,832
Trustees' fees and expenses—Note 3(c)	8,418	4,724
Prospectus and shareholders' reports	5,543	2,772
Interest expense	—	977
Shareholder servicing costs—Note 3(b)	48	1
Miscellaneous	1,881	6,083
Total Expenses	670,213	572,942
Investment Income—Net, representing net increase
in net assets resulting from operations	1,485,852	1,131,054

See notes to financial statements.

The Funds 15

STATEMENT OF CHANGES IN NET ASSETS

	Mellon Money Market Fund		Mellon National Municipal Money Market Fund

	Six Months Ended		Six Months Ended
	February 29, 2004	Year Ended	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003[a]	(Unaudited)	August 31, 2003[a]

Operations ($):
Net Increase (Decrease) in Net Assets
resulting from operations	1,485,852	784,359	1,131,054	429,614

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,485,831)	(784,353)	(1,131,051)	(429,613)
Investor Shares	(21)	(6)	(3)	(1)
Total Dividends	(1,485,852)	(784,359)	(1,131,054)	(429,614)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	395,303,942	560,228,661	405,035,972	72,662,281
Investor Shares	—	10,559	—	1,000
Net assets received in with conversion—Note 1	—	—	—	293,341,054
Dividends reinvested:
Class M Shares	4	2	3	1
Investor Shares	18	6	2	1
Cost of shares redeemed:
Class M Shares	(354,712,134)	(171,249,361)	(249,575,880)	(100,935,205)
Investor Shares	(9,580)	—	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	40,582,250	388,989,867	155,460,097	265,069,132
Total Increase (Decrease) In Net Assets	40,582,250	388,989,867	155,460,097	265,069,132

Net Assets ($):
Beginning of Period	388,989,867	—	265,069,132	—
End of Period	429,572,117	388,989,867	420,529,229	265,069,132

a From June 2, 2003 (commencement of operations) to August 31, 2003. See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the periods indicated. All information reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

	Class M Shares		Investor Shares

	Six Months Ended		Six Months Ended
	February 29, 2004	Year Ended	February 29, 2004	Year Ended
Mellon Money Market Fund	(Unaudited)	August 31, 2003[a]	(Unaudited)	August 31, 2003[a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.002	.002	.001
Distributions:
Dividends from investment income—net	(.004)	(.002)	(.002)	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00

Total Return (%)[b]	.74	.76	.50	.52

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets[b]	.33	.36	.60	.62
Ratio of net investment income
to average net assets[b]	.74	.78	.50	.48

Net Assets, end of period ($ x 1,000)	429,571	388,979	1	11

a From June 2, 2003 (commencement of operations) to August 31, 2003. b Annualized.

See notes to financial statements

The Funds 17

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares		Investor Shares

	Six Months Ended		Six Months Ended
	February 29, 2004	Year Ended	February 29, 2004	Year Ended
Mellon National Municipal Money Market Fund	(Unaudited)	August 31, 2003[a]	(Unaudited)	August 31, 2003[a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.002	.002	.001
Distributions:
Dividends from investment income—net	(.003)	(.002)	(.002)	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00

Total Return (%)[b]	.66	.64	.42	.36

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets[b]	.34	.35	.60	.57
Ratio of net investment income
to average net assets[b]	.67	.62	.56	.48

Net Assets, end of period ($ x 1,000)	420,528	265,068	1	1

a From June 2, 2003 (commencement of operations) to August 31, 2003. b Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprises of sixteen series including the following diversified money market funds: Mellon Money Market Fund and Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). Mellon Money Market Fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federak income tax as is consistent with the preservation of capital and the maintenance of liquidity. Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in

Table 1.

each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The conversion of the Common Trust Fund maintained by Mellon, an indirect subsidiary of Mellon Financial Corporation, into Mellon National Municipal Money Market Fund within the Mellon Funds Trust occurred at the close of business on June 2, 2003. The conversion was accomplished by a tax-free exchange, and, at the completion of the conversion, the fund had the following shares, net assets, net asset value and unrealized appreciation (see Table 1).

The assets of the Common Trust Funds transferred to the fund were valued at current market prices determined in accordance with Rule 17a-7 promulgated under the act.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

				Unrealized
	Shares	Net Assets ($)	NAV ($)	Appreciation ($)

Mellon National Municipal Money Market Fund	293,341,054	293,341,054	1.00	—

The Funds 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the fund’s investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

At February 29, 2004, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2003 was all ordinary income for the Mellon Money Market Fund and all tax exempt income for the Mellon National Municipal Money Market Fund. The tax character of current year distributions will be determined at the end of the

20

current fiscal year.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15 of 1% of the Mellon Money Market Fund and .15 of 1% of the Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion
$6 billion up to $12 billion
In excess of $12 billion

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 2 summarizes the amounts Investor shares were charged during the period ended February 29, 2004, pursuant to the Shareholder Services Plan.

Table 2.

Mellon Money Market Fund $11

Mellon National Municipal Money Market Fund 1

The funds compensate Mellon under a Custody Agreement for providing custodial services for the funds. Table 3 summarizes the amounts the funds were charged during the period ended February 29, 2004, pursuant to the custody agreements.

Table 3.

Mellon Money Market Fund Mellon $32,145

National Municipal Money Market Fund 15,212

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 for each in-person meeting and $500 for telephone meetings and is reimbursed for travel and out-of -pocket expenses.

NOTE 4—Bank Line of Credit

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 29, 2004, the Mellon Money Market Fund did not borrow under the line of credit.

The average daily amount of borrowings outstanding for Mellon National Municipal Money Market Fund during the period ended February 29, 2004 was approximately $126,300 with a related weighted average annualized interest rate of 1.55%.

The Funds 21

NOTES

For More Information

To obtain information:

By telephone Private Wealth Management (PWM) Clients,
please contact your Account Officer or call 1-888-281-7350.
Brokerage Clients of Mellon Private Wealth Advisors (MPWA),
please contact your financial representative or
call 1-800-830-0549-Option 2. Individual Account holders,
please call Dreyfus at 1-800-896-8167.

By mail PWM Clients, write to your Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your
financial representative
P.O. Box 9012
Hicksville, NY 11802–9012

Individual Account Holders, write to:
Mellon Funds
P.O. Box 55268
Boston, MA 02205–8502

©2004 Dreyfus Service Corporation
Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser
Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Sub-Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

MFTSA0204-MM

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.
Not applicable.

Item 8.	[Reserved]

Item 9.	Controls and Procedures.
(a)	The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.

SSL-DOCS2 70134233v1

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mellon Funds Trust

By: /s/ Lawrence P. Keblusek

Lawrence P. Keblusek
President
Date:	April 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Lawrence P. Keblusek

Lawrence P. Keblusek
Chief Executive Officer

Date:	April 29, 2004

By: /s/ James Windels

James Windels
Chief Financial Officer

Date:	April 29, 2004

EXHIBIT INDEX
	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
	2(a) under the Investment Company Act of 1940.	(EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
	2(b) under the Investment Company Act of 1940.	(EX-99.906CERT)

SSL-DOCS2 70134233v1